SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The PBHG Funds, Inc.
                   -------------------------------------------
                (Name of Registrant as Specified in Its Charter)


              -----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

(5) Total fee paid:

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| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange
    Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                                               DECEMBER 18, 2000

            IMPORTANT NEWS FOR SHAREHOLDERS OF THE PBHG FUNDS, INC.


         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting The PBHG Funds, Inc. (the "Company") that require a shareholder vote.


                          Q & A: QUESTIONS AND ANSWERS


Q.       WHAT IS HAPPENING?

A. Old Mutual plc, an international financial services group based in London ("Old Mutual"), has acquired United Asset Management Corporation ("UAM"), the parent company of the Company's investment adviser, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), and two of the Company's investment sub-advisers, Pilgrim Baxter Value Investors, Inc. and Murray Johnstone International Limited. This acquisition caused a change in the control of Pilgrim Baxter and those sub-advisers, resulting in the automatic termination of the advisory and sub-advisory agreements for the separate portfolios of the Company (Each separate portfolio is referred to as a "Fund"; collectively, the separate portfolios are referred to as the "Funds"). The Company's Board of Directors has approved, subject to shareholder approval, new investment advisory agreements for all Funds, and new sub-advisory agreements for those Funds having a sub-adviser.

         The Board of Directors is also taking this opportunity to ask shareholders to vote on certain other matters affecting the Funds. The following pages give you additional information about Old Mutual, the acquisition, and the matters on which you are being asked to vote. THE DIRECTORS OF THE COMPANY, INCLUDING THOSE WHO ARE INDEPENDENT DIRECTORS OF THE COMPANY, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.



Q.       WHY DID YOU SEND ME THESE MATERIALS?

A. You are receiving these materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on the important proposals concerning your investment in one or more of the Funds.



Q.       WHY ARE MULTIPLE AUTHORIZATIONS ENCLOSED?

A. If you own shares of more than one of the Funds, you will receive a proxy card for each Fund you own.

Q. WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS IN PROPOSALS NO. 1 AND 2?

A. Under the Investment Company Act of 1940 (which regulates investment companies such as the Company), a change in control of an investment company's adviser results in an automatic termination of all advisory agreements between that investment company and the adviser and requires the shareholders to approve new advisory agreements. Therefore, the advisory agreement between the Company and Pilgrim Baxter terminated as a result of UAM's acquisition by Old Mutual. In addition, all sub-advisory agreements for those Funds having a sub-adviser have also automatically terminated. Consequently, shareholder approval of new advisory agreements between the Company and Pilgrim Baxter, and new sub-advisory agreements among the Company, Pilgrim Baxter, and the sub-advisers are now required. The former advisory and sub-advisory agreements contained a provision limiting expenses previously required by state securities laws. Those state securities laws were voided in 1996 by the Federal National Securities Markets Improvement Act, and therefore, that provision has been deleted from the new advisory and sub-advisory agreements. The new advisory and sub-advisory agreements are identical in all material respects to the former advisory and sub-advisory agreements including the fees paid under them.



Q.       HOW WILL THE UAM/OLD MUTUAL TRANSACTION AFFECT ME?

A. Pilgrim Baxter and Old Mutual have assured the Board that there will be no reduction in the nature or quality of its services to the Funds as a result of the transaction, nor will there be any increase in fees or expenses as a result of the transaction.



Q.       WHAT OTHER ITEMS AM I BEING ASKED TO VOTE ON?

A. You are being asked to vote on proposals to standardize the various fundamental investment policies of the Funds. Additionally, you are being asked to vote on reorganizing the Company, which is currently a Maryland corporation, into a Delaware business trust. THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THOSE WHO ARE INDEPENDENT DIRECTORS OF THE COMPANY, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS.



Q.       WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You can vote easily and quickly at the proxy solicitors' web site, WWW.PROXYVOTE.COM, by calling the toll-free telephone number printed on your proxy card, by mail or in person. If you need more information on how to vote, or if you have any questions, please call your financial representative or the Company's information agent at 1-800-433-0051.



      YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF
                             ANOTHER SOLICITATION.



                  THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

                              THE PBHG FUNDS, INC.

                                PBHG GROWTH FUND
                           PBHG EMERGING GROWTH FUND
                           PBHG LARGE CAP GROWTH FUND
                            PBHG SELECT EQUITY FUND
                             PBHG CORE GROWTH FUND
                               PBHG LIMITED FUND
                             PBHG LARGE CAP 20 FUND
                          PBHG NEW OPPORTUNITIES FUND
                           PBHG LARGE CAP VALUE FUND
                            PBHG MID-CAP VALUE FUND
                           PBHG SMALL CAP VALUE FUND
                            PBHG FOCUSED VALUE FUND
                            PBHG INTERNATIONAL FUND
                            PBHG CASH RESERVES FUND
                     PBHG TECHNOLOGY & COMMUNICATIONS FUND
                       PBHG STRATEGIC SMALL COMPANY FUND
                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

                                 P.O. Box 219534
                           Kansas City, MO 64121-9534

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON January 25, 2001

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each series portfolio (each, a "Fund") of The PBHG Funds, Inc. (the "Company"), will be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue in New York City on January 25, 2001 at 10:00 AM for the following purposes:

1. To approve new investment advisory agreements for each Fund.

2. To approve new investment sub-advisory agreements:

   a. With Pilgrim Baxter Value Investors, Inc. for PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund;

   b. With Wellington Management Company, LLP for PBHG Cash Reserves Fund; and

   c. With Murray Johnstone International Limited for PBHG International Fund.

3  To approve changes to each Fund's fundamental investment restrictions.

4. To approve reorganizing the Company as a Delaware business trust and thereafter dissolving the existing Maryland corporation.

5. To transact any other business that may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on November 17, 2000 are entitled to notice of, and to vote at, the meeting or any adjournments thereof. You are invited to attend the meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site, WWW.PROXYVOTE.COM, by calling the toll-free telephone number printed on your proxy card, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting.

                          By Order of the Board of Directors of the Company.



                          /s/John M. Zerr


                          John M. Zerr
                          Secretary
                          Kansas City, MO
                          December 18, 2000

                              THE PBHG FUNDS, INC.
                                 P.O. BOX 219534
                           KANSAS CITY, MO 64121-9534
                                 1-800-433-0051



                                 PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS OF

                               THE PBHG FUNDS, INC

                         TO BE HELD ON JANUARY 25, 2001

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of The PBHG Funds, Inc. (the "Company"), for the special meeting of shareholders of PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG New Opportunities Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Strategic Small Company Fund, and PBHG Global Technology & Communications Fund (each a "Fund" and collectively, the "Funds"), to be held at the Peninsula Hotel, La Grande Salle Room, 700 Fifth Avenue in New York City on Thursday, January 25, 2001 at 10:00 A.M., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on November 17, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about December 18, 2000.

         A director who is an interested person of the Company is referred to in this proxy statement as an "Interested Director." A director may be an interested person of the Company because he or she is affiliated with a Fund's investment adviser, sub-adviser or the Company's distributor, SEI Investments Distribution Co. ("SEI"). Directors who are not interested persons of the Company are referred to in this proxy statement as "Independent Directors."

                               SHAREHOLDER VOTING

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail or in person. You may change your vote even though a proxy has already been returned either by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section SHAREHOLDER VOTING PROCEDURES beginning on page 26 below.

                 SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

REQUIRED VOTE

         The following table summarizes the proposals submitted at the Meeting, the Fund shareholders entitled to vote on the proposals and the vote required approving each proposal.


Proposal                 Proposal Description                               Fund Shareholders
Number                                                                      Entitled to Vote
--------------------------------------------------------------------------------------------------------
  1*     To approve a new investment advisory agreement with
         Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter")                 ALL FUNDS
--------------------------------------------------------------------------------------------------------
  2      To approve new investment sub-advisory agreements              SEE 2A, B AND C BELOW
--------------------------------------------------------------------------------------------------------
  2A*    TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT            PBHG LARGE CAP VALUE FUND
         WITH PILGRIM BAXTER VALUE INVESTORS, INC.                      PBHG MID-CAP VALUE FUND
         ("VALUE INVESTORS")                                           PBHG SMALL CAP VALUE FUND
                                                                        PBHG FOCUSED VALUE FUND
                                                                      PBHG STRATEGIC SMALL COMPANY
                                                                      FUND (EACH A "VALUE FUND";
                                                                    COLLECTIVELY, THE "VALUE FUNDS")
--------------------------------------------------------------------------------------------------------
  2B*    TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT             PBHG CASH RESERVES FUND
         WITH WELLINGTON MANAGEMENT COMPANY, LLP
         ("WELLINGTON")
--------------------------------------------------------------------------------------------------------
  2C*    TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT             PBHG INTERNATIONAL FUND
         WITH MURRAY JOHNSTONE INTERNATIONAL LIMITED
         ("MURRAY JOHNSTONE")
--------------------------------------------------------------------------------------------------------
  3      To adopt changes to the fundamental investment                 SEE 3A THROUGH 3M BELOW
         restrictions for each Fund as listed below:
--------------------------------------------------------------------------------------------------------
  3A*    ISSUER DIVERSIFICATION                                             ALL FUNDS EXCEPT
                                                                           PBHG TECHNOLOGY &
                                                                       COMMUNICATIONS FUND, PBHG
                                                                          GLOBAL TECHNOLOGY &
                                                                       COMMUNICATIONS FUND, PBHG
                                                                        LARGE CAP 20 FUND, PBHG
                                                                        CASH PBHG RESERVES FUND
                                                                      AND PBHG FOCUSED VALUE FUND
--------------------------------------------------------------------------------------------------------
  3B*    BORROWING MONEY AND ISSUING SENIOR SECURITIES                          ALL FUNDS
--------------------------------------------------------------------------------------------------------
  3C*    UNDERWRITING SECURITIES                                                ALL FUNDS
--------------------------------------------------------------------------------------------------------
  3D*    INDUSTRY CONCENTRATION                                          ALL FUNDS EXCEPT PBHG
                                                                      TECHNOLOGY & COMMUNICATIONS
                                                                         FUND AND PBHG GLOBAL
                                                                      TECHNOLOGY & COMMUNICATIONS
                                                                                  FUND
--------------------------------------------------------------------------------------------------------
  3E*    PURCHASING OR SELLING REAL ESTATE                                      ALL FUNDS
--------------------------------------------------------------------------------------------------------
  3F*    PURCHASING OR SELLING COMMODITIES                                      ALL FUNDS
--------------------------------------------------------------------------------------------------------
  3G*    MAKING LOANS                                                           ALL FUNDS
--------------------------------------------------------------------------------------------------------
  3H*    INVESTING ALL ASSETS IN AN OPEN END FUND                               ALL FUNDS
--------------------------------------------------------------------------------------------------------
  3I*    INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR              ALL FUNDS EXCEPT
         DEVELOPMENT PROGRAMS                                           PBHG FOCUSED VALUE FUND
                                                                       AND PBHG NEW OPPORTUNITIES
--------------------------------------------------------------------------------------------------------
  3J*    INVESTING IN COMPANIES FOR THE PURPOSE OF CONTROL             ALL FUNDS EXCEPT PBHG GROWTH
                                                                      FUND, PBHG FOCUSED VALUE FUND
                                                                       AND PBHG NEW OPPORTUNITIES
                                                                                  FUND
--------------------------------------------------------------------------------------------------------


                                                         2


--------------------------------------------------------------------------------------------------------
  3K     MAKING SHORT SALES OR MARGIN PURCHASES                        ALL FUNDS EXCEPT PBHG GROWTH
                                                                            FUND, PBHG FOCUSED
                                                                              VALUE FUND AND
                                                                       PBHG NEW OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------
  3L*    PLEDGING ASSETS                                              ALL FUNDS EXCEPT PBHG FOCUSED
                                                                              VALUE FUND AND
                                                                      PBHG NEW OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------
  3M*    INVESTING IN PUTS AND CALL                                         PBHG GROWTH FUND
--------------------------------------------------------------------------------------------------------
  4**    TO REORGANIZE AS A DELAWARE BUSINESS TRUST                            ALL FUNDS
--------------------------------------------------------------------------------------------------------

*      Under the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each of these proposals requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the particular Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the particular Fund.
**     Approval of this proposal requires a majority of all outstanding shares of the Company.


                     PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         ASSIGNMENT OF FORMER ADVISORY AGREEMENTS AND APPROVAL OF INTERIM ADVISORY ARRANGEMENTS

         Through a tender offer completed on September 26, 2000 and a merger completed on October 5, 2000, Old Mutual plc, an English public limited company, ("Old Mutual"), acquired the outstanding common stock of United Asset Management Corporation ("UAM"), the parent company of Pilgrim Baxter, Value Investors and Murray Johnstone (the "Transaction").

         Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 5DH, United Kingdom.

         The consummation of the Transaction constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Advisory and Sub-Advisory Agreements for the Funds. As required by the 1940 Act, these Former Investment Advisory and Sub-Advisory Agreements (collectively, the "Former Advisory Agreements") automatically terminated upon their assignment.

         As an interim measure to avoid any lapse in investment advisory services to the Funds as a consequence of these terminations, the Board has continued the advisory services under an Interim Investment Advisory Agreement between each Fund and Pilgrim Baxter, and Interim Investment Sub-Advisory Agreements among the Value Funds, Pilgrim Baxter and Value Investors, among PBHG International Fund, Pilgrim Baxter and Murray Johnstone, and among PBHG Cash Reserves Fund, Pilgrim Baxter and Wellington (collectively, the "Interim Advisory Agreements") (Wellington is not affiliated with Pilgrim Baxter, UAM or Old Mutual).

         All compensation earned by Pilgrim Baxter or by a sub-adviser under the Interim Advisory Agreements is being held in interest-bearing escrow accounts pending shareholder approval of proposed new investment advisory and sub-advisory agreements for a period of up to 150 days from the termination of the Former Advisory Agreements (see "New Advisory Agreements" below). If shareholders approve the proposed new investment advisory and sub-advisory agreements, the amount held in the escrow accounts, plus interest, will be paid to Pilgrim Baxter, Value Investors, Murray Johnstone, and Wellington. If shareholders do not approve any of the proposed new advisory agreements, Pilgrim Baxter, Value Investors, Murray Johnstone, and Wellington, as applicable, will each receive the lesser of the costs incurred in performing its services under the applicable Interim Advisory Agreements or the total amount in the escrow account, plus interest earned.

         All of the Funds are currently operating under these Interim Advisory Agreements which became effective on September 26, 2000. None of the Interim Advisory Agreements need to be voted upon by shareholders.

         Shareholders of the PBHG International Fund should also know that subsequent to September 26, 2000, the effective date of the Fund's Interim Investment Sub-Advisory Agreement, Old Mutual announced it had reached an agreement to sell Murray Johnstone to Aberdeen Asset Management plc. The consummation of this sale would constitute an "assignment," as that term is defined in the 1940 Act of the Fund's Interim Investment Sub-Advisory Agreement, and as required by the 1940 Act this Interim Investment Sub-Advisory Agreement would automatically terminate upon its assignment. As an interim measure to avoid any lapse in the investment sub-advisory services to the PBHG International Fund as a consequence of the termination of the Interim Investment Sub-Advisory Agreement, the Board approved continuing the sub-advisory services of Murray Johnstone under another interim agreement which would become effective upon the termination of the Interim Investment Sub-Advisory Agreement. This other interim investment advisory agreement does not need to be voted upon by shareholders. As of the date this proxy statement was printed, the PBHG International Fund was still operating under the Interim Investment Sub-Advisory Agreement which became effective on September 26, 2000.

         NEW ADVISORY ARRANGEMENTS

         The Board has also approved, subject to shareholder approvals, a New Investment Advisory Agreement between the Company on behalf of each Fund and Pilgrim Baxter, and New Investment Sub-Advisory Agreements among the Company, Pilgrim Baxter and Value Investors for the Value Funds, among the Company, Pilgrim Baxter and Murray Johnstone for the PBHG International Fund, and among the Company, Pilgrim Baxter and Wellington for PBHG Cash Reserves Fund (collectively, the "New Advisory Agreements"). The New Advisory Agreements each have an initial term of two years. THE NEW ADVISORY AGREEMENTS ARE BEING SUBMITTED TO SHAREHOLDERS OF EACH FUND FOR APPROVAL.

         TRANSFERS OF CONTROL OF AN INVESTMENT ADVISER UNDER THE 1940 ACT

         Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and
(2) an unfair burden may not be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

         Consistent with the first condition of Section 15(f), Old Mutual agreed as part of the Transaction that, for a period of three years after the closing of the Transaction, it will not take or recommend any action that would cause more than 25% of the Company's directors to be interested persons of any entity affiliated with Pilgrim Baxter.

         With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from the investment company of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

         Old Mutual has also agreed not to take or recommend any action that would constitute an unfair burden on the Company or the Funds within the meaning of Section 15(f). In this regard, Old Mutual and Pilgrim Baxter have represented to the Company that they will maintain the Funds' existing expense limitation agreements for a period of two years from the date of the consummation of the Transaction. The expense limitation agreements are discussed in greater detail below under "Description of New Investment Advisory Agreement - Expense Limitations".

DESCRIPTION OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH PILGRIM BAXTER

         THE NEW INVESTMENT ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE COMPANY'S FORMER INVESTMENT ADVISORY AGREEMENT EXCEPT FOR THE ELIMINATION OF THE EXPENSE LIMITATIONS PREVIOUSLY REQUIRED BY STATE SECURITIES LAWS. EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES AND EXPENSES

         The Company and Pilgrim Baxter had previously entered into a Former Investment Advisory Agreement with respect to each Fund. Both the Former Investment Advisory Agreement and the New Investment Advisory Agreement obligate Pilgrim Baxter to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Company's Board of Directors.

         Both the Former and the New Investment Advisory Agreement (collectively, the "Advisory Agreements") require Pilgrim Baxter to pay its overhead and employee costs and the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Company. The Advisory Agreements provide that Pilgrim Baxter is not responsible for other expenses of operating the Company (these expenses include, but are not limited to, organization and certain offering expenses, legal expenses, auditing and accounting expenses, interest expenses, taxes and governmental fees and custodial expenses).

         INVESTMENT ADVISORY FEES

         For its services under the New Investment Advisory Agreement, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.85 % of each of PBHG Growth Fund's, PBHG Emerging Growth Fund's, PBHG Select Equity Fund's, PBHG Core Growth Fund's, PBHG Large Cap 20 Fund's, PBHG Mid-Cap Value Fund's, PBHG Focused Value Fund's and PBHG Technology & Communications Fund's average daily net assets; 0.75 % of the PBHG Large Cap Growth Fund's average daily net assets; 0.65% of the PBHG Large Cap Value Fund's average daily net assets; 1.00% of each of the PBHG Limited Fund's, PBHG New Opportunities Fund's, PBHG Small Cap Value Fund's, PBHG International Fund's and PBHG Strategic Small Company Funds' average daily net assets; 1.50% of the PBHG Global Technology & Communications Fund's average daily net assets; and 0.30% of the PBHG Cash Reserves Fund's average daily net assets. The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although Pilgrim Baxter believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies. The same fees were payable under the Former Investment Advisory Agreement. A schedule of the investment advisory fees received by Pilgrim Baxter (and any fee waivers) from each of the Funds under the Former Investment Advisory Agreement for the fiscal year ended March 31, 2000 is attached as SCHEDULE 1.

         EXPENSE LIMITATIONS

         In the interest of limiting the expenses of the Funds, Pilgrim Baxter has voluntarily entered into expense limitation agreements with the Company ("Expense Limitation Agreements") on behalf of certain Funds pursuant to which Pilgrim Baxter has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (exclusive of fees and expenses incurred under the Fund's Service Plan, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Fund's business) for that Fund to not more than 1.50% of the average daily net assets of each of the PBHG Growth Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG New Opportunities Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, to not more than 2.15% of the average daily net assets of PBHG Global Technology & Communications Fund and to not more than 2.25% of the average daily net assets of the PBHG International Fund. Reimbursement by these Funds of the advisory fees waived or limited and other expenses paid by Pilgrim Baxter pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund (exclusive of fees and expenses incurred under the Fund's Service Plan, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Fund's business) to exceed 1.50% (or 2.15% for the PBHG Global Technology & Communications Fund and 2.25% for the PBHG International Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio (exclusive of fees and expenses incurred under the Fund's Service Plan, interest, taxes, brokerage commissions, any expenditures that are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses not incurred in the ordinary course of the Fund's business) is less than 1.50% (or 2.15% for the PBHG Global Technology & Communications Fund and 2.25% for the PBHG International Fund); and (iii) the payment of such reimbursement was approved by the Board of Directors.

         For purposes of calculating the extent to which advisory fees are waived or limited or other expenses are reimbursed, the Company and Pilgrim Baxter will look to compensation payable under the Former Investment Advisory Agreement, the Interim Investment Advisory Agreement and the New Investment Advisory Agreement.

         The Former Investment Advisory Agreement contained a provision previously required by state securities laws limiting expenses; those applicable state securities laws have been voided by the Federal National Securities Markets Improvement Act of 1996 ("NSMIA"), and therefore the provision has been deleted from the New Investment Advisory Agreement.

         LIMITATIONS ON LIABILITY

         The Advisory Agreements provide certain limitations on Pilgrim Baxter's liability, but also provide that Pilgrim Baxter shall not be protected against any liability to the Company, the Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties thereunder.

         CONTINUANCE AND RENEWALS

         The continuance of the New Investment Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to Pilgrim Baxter or (ii) by Pilgrim Baxter at any time without penalty upon 60 days' written notice to the Fund. The New Investment Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Former Investment Advisory Agreement contained identical provisions.

         INFORMATION ABOUT PILGRIM BAXTER

         Pilgrim Baxter currently has discretionary management authority with respect to approximately $20 billion in assets. In addition to advising the Funds, Pilgrim Baxter provides advisory services to PBHG Insurance Series Fund, Inc., pension and profit-sharing plans, charitable institutions, corporations, trusts, and other investment companies. The principal business address of Pilgrim Baxter is 825 Duportail Road, Wayne, Pennsylvania 19087. PBHG Fund Services, the Company's administrator, shareholder servicing agent and web services agent, is a wholly-owned subsidiary of Pilgrim Baxter. Value Investors, sub-adviser to the Value Funds, is a wholly-owned subsidiary of Pilgrim Baxter. A schedule of other investment companies with investment objectives similar to the Funds for which Pilgrim Baxter serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 2. The form of New Investment Advisory Agreement is attached to this proxy statement as EXHIBIT A.

DIRECTORS CONSIDERATION AND RECOMMENDATION

         At the April 4, 2000 and June 6, 2000 meetings of the Board of Directors, Harold Baxter, Chairman of the Company's Board of Directors and Chief Executive Officer of Pilgrim Baxter and

Value Investors, informed the Independent Directors that UAM was engaged in merger discussions that might result in the future acquisition of UAM. The Independent Directors requested Mr. Baxter to keep them informed if any such plans materialized. At the meeting on June 6, the Independent Directors retained the firm of Kramer Levin Naftalis & Frankel, LLP ("Special Counsel") to advise them in the event that UAM entered into an acquisition agreement that would result in an assignment and termination of the Company's investment advisory and sub-advisory agreements. On June 19, 2000, Old Mutual and UAM announced that they had entered into a merger agreement whereby Old Mutual would acquire UAM, subject to certain conditions.

         Following the announcement, and after the details of the Transaction had become clearer, the Board met by telephone on July 13, 2000 to review the Transaction. At that meeting, the Independent Directors asked Special Counsel to request from Old Mutual and Pilgrim Baxter information that would be necessary and appropriate for them to consider with respect to the approval of new investment advisory and sub-advisory agreements. On July 21, 2000, Special Counsel, in a letter to Old Mutual and Pilgrim Baxter, requested that they provide detailed information relating to the Transaction. The request indicated that the information would be important to the Independent Directors in making their decision on whether to approve the Interim Advisory Agreements and any New Advisory Agreements.

         On August 8, 2000, the Board, including all of the Independent Directors, met by telephone to discuss the material received from Old Mutual in response to Special Counsel's request. The Independent Directors requested that Special Counsel provide them with a complete analysis of the material provided. That analysis was provided to the Directors on August 28, 2000.

         On September 6, 2000, the Board, including all of the Independent Directors, again met by telephone to discuss in detail the information received and Special Counsel's analysis. The Independent Directors also discussed with Mr. Baxter how he expected the Transaction to affect Pilgrim Baxter and the Company. Among other things, the Independent Directors determined that additional information from Old Mutual was necessary to adequately reach a conclusion on the Interim Advisory Agreements and New Advisory Agreements. Special Counsel requested supplemental information, and it was considered by the Independent Directors at their meeting on September 21, 2000.

         The Board met in person on September 21, 2000 for the purpose of considering the Interim Advisory Agreements. At the meeting, the Independent Directors reviewed the following information and representations:

         1. Information about Old Mutual, its corporate structure and general information about the Transaction;

         2. Information about how the Transaction would affect UAM, and Old Mutual's plan with respect to the future operation of UAM;

         3. Information about how the Transaction would affect Pilgrim Baxter, and Old Mutual's plan with respect to the future operation of Pilgrim Baxter;

         4. Old Mutual's stated commitment to retain the existing Pilgrim Baxter management team, including the portfolio managers for the Funds;

         5. Old Mutual's representation that there were no current plans to change any of the sub-advisory relationships in existence with the Funds; and

         6. The fact that there were no material differences between the Interim Advisory Agreements and the Former Investment Advisory Agreements, and that the advisory fees to be imposed under the Interim Advisory Agreements would be identical to those that existed under the Former Investment Advisory Agreements.

         After reviewing all of this information and the representations provided, and after the Independent Directors consulted with Special Counsel, the Board, including the Independent Directors voting unanimously, approved the Interim Advisory Agreements and requested that appropriate individuals representing Old Mutual attend a meeting subsequently called for November 13, 2000 to consider the New Investment Advisory and Investment Sub-Advisory Agreements.

         At its meeting on November 13, 2000, the Directors met in person for the purpose of considering New Investment Advisory and Investment Sub-Advisory Agreements and for the purpose of considering another interim investment sub-advisory agreement with Murray Johnstone for the PBHG International Fund in light of events that occurred subsequent to the Board approving the Interim Advisory Agreements on September 21, 2000. At the November 13, 2000 meeting, the Directors reviewed and reconsidered all of the information provided, including the information and representations considered at the September 21, 2000 meeting, and the analysis of that information, as well as information from Murray Johnstone and Old Mutual regarding Old Mutual's sale of Murray Johnstone to Aberdeen Asset Manegement plc. In addition, the Directors met with Dr. Kevin Carter, then Chairman and CEO of OM Asset Management (the "Old Mutual Representative"). Further, with respect to the New Investment Advisory Agreement between each Fund and Pilgrim Baxter, the Board particularly considered the following factors: (1) the experience of Old Mutual in the asset management business; (2) the financial strength of Old Mutual; (3) the stated expectation that there would be no material change to the corporate structure of Pilgrim Baxter; (4) Old Mutual's stated commitment to retain the existing Pilgrim Baxter management team, including the portfolio managers for the Funds, and the terms of new agreements among UAM, Pilgrim Baxter, Mr. Baxter and the other Pilgrim Baxter principal and a proposed phantom stock plan for the principals and other current and future key employees (see "Additional Information--Certain Transactions"); (5) that there were no current plans to materially change the Value Investors and Wellington sub-advisory relationships that existed with the Funds; the Old Mutual Representative indicated, however, that Old Mutual had agreed to sell its ownership interest in Murray Johnstone to Aberdeen Asset Management plc but because of various contingencies to closing this transaction, the closing date could not be presently determined; (6) that the advisory fees imposed under the New Investment Advisory Agreement are identical to those that existed under the Former Investment Advisory Agreement and currently exist under the Interim Investment Advisory Agreement (and would exist under the second interim investment advisory agreement for the PBHG International Fund); (7) the fact that there will be no material difference in the expense ratios of the Funds under the New Investment Advisory Agreement; (8) the representation by Old Mutual and Pilgrim Baxter that they will maintain the Funds' existing expense limitation agreements for a period of two years from the date of the consummation of the Transaction; (9) that for a period of three years from the date of the completion of the Transaction, at least 75% of the Company's Board will be comprised of directors who are not "interested persons" (as defined in the 1940 Act) of Pilgrim Baxter or any of the sub-advisers; (10) that there is no "unfair burden", as that term is described in the 1940 Act, imposed on the Company as a result of the Transaction and that Old Mutual has agreed not to take or recommend any action that would constitute such an unfair burden on the Company or the Funds; and (11) the fairness of the compensation payable to Pilgrim Baxter under the New Investment Advisory Agreement in light of the services to be provided and Pilgrim Baxter's past performance.

         Based upon its review of all of the information provided, the consideration of the factors described above and such other factors it considered relevant, and after consulting with Special Counsel, the Board, including all of the Independent Directors, (a) approved the second interim investment sub-advisory agreement among the Company, on behalf of the PBHG International Fund, Pilgrim Baxter and Murray Johnstone and (b) determined that the New Investment Advisory Agreement between the Funds and Pilgrim Baxter is in the best interests of the Funds and their shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS BY UNANIMOUS VOTE, APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT AND RECOMMENDED THAT EACH FUND'S SHAREHOLDERS VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT.


         PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS

         2A: VALUE INVESTORS

         Prior to the closing of the Transaction, Sub-Advisory Agreements were in effect with Value Investors for the Value Funds. As a result of the Transaction, these Former Sub-Advisory Agreements terminated. Value Investors is currently providing sub-advisory services to the Value Funds under an Interim Investment Sub-Advisory Agreement. For more information, please refer to the "Introduction" section under Proposal 1.

         THE BOARD HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH VALUE INVESTORS FOR THE VALUE FUNDS. THE NEW SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE COMPANY'S FORMER SUB-ADVISORY AGREEMENT (COLLECTIVELY, THE "SUB-ADVISORY AGREEMENTS"). EACH VALUE FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES

         The Sub-Advisory Agreements with Value Investors obligate Value Investors to: (1) manage the investment operations of the relevant Value Fund and the composition of the Value Funds' investment portfolio, including the purchase, retention and disposition thereof in accordance with each Value Fund's investment objective, policies and limitations; (ii) provide supervision of the Value Funds' investments and determine from time to time what investments and securities will be purchased, retained or sold by the Value Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Value Funds' Registration Statement and Prospectus or as the Board of Directors or Pilgrim Baxter may direct from time to time, in conformity with Federal securities laws.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Investment Sub-Advisory Agreement for each of PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, Value Investors is entitled to receive from Pilgrim Baxter a sub-advisory fee with respect to the average daily net assets of each Fund at annual rates of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively, less 50% of any fee waivers borne by Pilgrim Baxter. Value Investors does not receive any sub-advisory fee directly from the Value Funds. The same fees were payable under the Former Sub-Advisory Agreement. During the fiscal year ended March 31, 2000, Value Investors received investment sub-advisory fees from Pilgrim Baxter under the Former Sub-Advisory Agreement in the amounts of: $150,902 for PBHG Large Cap Value Fund, $ 214,213 for PBHG Mid-Cap Value Fund, $ 419,013 for PBHG Small Cap Value Fund, $ 21,572 for PBHG Focused Value Fund, and $ 153,778 for PBHG Strategic Small Company Fund. During the fiscal year ended March 31, 2000, Value Investors waived receipt of investment sub-advisory fees from Pilgrim Baxter under the Former Sub-Advisory Agreement in the amounts of: $37,592 for PBHG Small Cap Value Fund, $1,341 for PBHG Focused Value Fund and $7,361 for PBHG Strategic Small Company Fund.

         LIMITATIONS ON LIABILITY

         The New Investment Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Value Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder. The same provision was included in the Former Sub-Advisory Agreement.

         CONTINUANCE AND RENEWAL

         The continuance of the New Investment Sub-Advisory Agreement after the first two years must be specifically approved for each PBHG Value Fund at least annually (i) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the relevant Value Fund and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Sub-Advisory Agreement may be terminated (i) by the relevant Value Fund, without the payment of any penalty, by the vote of a majority of the directors of the Company or by the vote of a majority of the outstanding voting securities of the relevant Value Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Investment Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The same provisions were included in the Former Sub-Advisory Agreement.

         INFORMATION ABOUT VALUE INVESTORS

         Value Investors is a wholly-owned subsidiary of Pilgrim Baxter. Value Investors currently has discretionary management authority with respect to $1 billion in assets. In addition to advising the Value Funds, Value Investors provides advisory services to the PBHG Insurance Series Fund, Inc., pension and profit-sharing plans, charitable institutions, corporations, trusts, and other investment companies. The principal business address of Value Investors is 825 Duportail Road, Wayne, Pennsylvania 19087. A schedule of other investment companies with investment objectives similar to the Value Funds for which Value Investors serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 3. The form of the PBHG Value Funds' New Sub-Advisory Agreement is attached to this proxy statement as EXHIBIT B.

         2B:      WELLINGTON

         Prior to the closing of the Transaction, a Sub-Advisory agreement was in effect with Wellington for the PBHG Cash Reserves Fund. While Wellington is not affiliated with Pilgrim Baxter, UAM, or Old Mutual, its Sub-Advisory Agreement terminated automatically upon the termination of Pilgrim Baxter's agreements. Wellington is currently providing sub-advisory services to the PBHG Cash Reserves Fund under an Interim Investment Sub-Advisory Agreement. For more information, please refer to the "Introduction" section under Proposal 1.

         THE BOARD HAS APPROVED, SUBJECT TO SHAREHOLDER APPROVAL, A NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH WELLINGTON FOR THE PBHG CASH RESERVES FUND. THE NEW SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE PBHG CASH RESERVES FUND'S FORMER SUB-ADVISORY AGREEMENT (COLLECTIVELY, THE "SUB-ADVISORY AGREEMENTS"). SPECIFICALLY, THE PBHG CASH RESERVES FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES

         The Sub-Advisory Agreements obligate Wellington to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of that Fund's portfolio, including the purchase, retention and disposition thereof in accordance with that Fund's investment objectives, policies and limitations;
(ii) provide supervision of that Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by that Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in that Fund's Registration Statement and Prospectus or as the Board of Directors or Pilgrim Baxter may direct from time to time, in conformity with Federal securities laws.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Investment Sub-Advisory Agreement, Wellington is entitled to receive a fee from Pilgrim Baxter at an annual rate of 0.075% of that Fund's average daily net assets up to and including $500 million, and 0.020% above $500 million, subject to a $50,000 minimum. Wellington receives no fees directly from the PBHG Cash Reserves Fund. The same fees were payable under the Former Sub-Advisory Agreement. During the fiscal year ended March 31, 2000, Wellington received investment sub-advisory fees from Pilgrim Baxter under the Former Sub-Advisory Agreement in the amount of $146,339 for the PBHG Cash Reserves Fund.

         LIMITATIONS ON LIABILITY

         The New Investment Sub-Advisory Agreement provides certain limitations on Wellington's liability, but also provides that Wellington shall not be protected against any liability to the PBHG Cash Reserves Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder. The same provision was included in the Former Sub-Advisory Agreement.

         CONTINUANCE AND RENEWAL

         The continuance of the New Investment Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the PBHG Cash Reserves Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Sub-Advisory Agreement may be terminated (i) by the PBHG Cash Reserves Fund at any time, without the payment of any penalty, by the vote of a majority of directors of the Company or by the vote of a majority of the outstanding vot-ing securities of that Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Investment Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The same provisions were included in the Former Sub-Advisory Agreement.

         INFORMATION ABOUT WELLINGTON

         Wellington is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington's predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2000, Wellington Management had investment management authority with respect to approximately $266 billion in assets. A schedule of other investment companies with investment objectives similar to the PBHG Cash Reserves Fund for which Wellington serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 4. The form of the PBHG Cash Reserves Fund's New Investment Sub-Advisory Agreement is attached to this proxy statement as EXHIBIT C.

         2C:      MURRAY JOHNSTONE

         Prior to the closing of the Transaction, a Sub-Advisory agreement was in effect with Murray Johnstone for the PBHG International Fund. Murray Johnstone is a wholly-owned subsidiary of Old Mutual. As a result of the Transaction, the Former Sub-Advisory Agreement terminated. Murray Johnstone is currently providing sub-advisory services to the PBHG International Fund under an Interim Investment Sub-Advisory Agreement. For more information, please refer to the "Introduction" section under Proposal 1.

         Old Mutual has entered into an agreement to sell Murray Johnstone to Aberdeen Asset Management plc. Also, the Company intends to propose to shareholders of the PBHG International Fund that they approve the reorganization of that Fund into the Company's PBHG Global Technology & Communications Fund. As of the date of this proxy, a meeting to consider that reorganization proposal is also scheduled for January 25, 2001.

         THE COMPANY IS PROPOSING THAT THE PBHG INTERNATIONAL FUND SHAREHOLDERS APPROVE, AT THE MEETING, A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE PBHG INTERNATIONAL FUND, TO CONTINUE THE INVESTMENT ADVISORY SERVICES OF MURRAY JOHNSTONE IN THE EVENT THAT THE CONTEMPLATED REORGANIZATION DOES NOT OCCUR. THE BOARD HAS APPROVED THE NEW INVESTMENT SUB-ADVISORY AGREEMENT. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE PBHG INTERNATIONAL FUND'S FORMER SUB-ADVISORY AGREEMENT (COLLECTIVELY, THE "SUB-ADVISORY AGREEMENTS"). SPECIFICALLY, THE PBHG INTERNATIONAL FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED.

         SERVICES

         The Sub-Advisory Agreements obligate Murray Johnstone to: (i) manage the investment operations of the PBHG International Fund and the composition of that Fund's portfolio, including the purchase, retention and disposition thereof in accordance with that Fund's investment objectives, policies and limitations;
(ii) provide supervision of that Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by that Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in that Fund's Registration Statement and Prospectus or as the Board of Directors or Pilgrim Baxter may direct from time to time, in conformity with Federal securities laws.

         INVESTMENT SUB-ADVISORY FEES

         For the services provided pursuant to the New Investment Sub-Advisory Agreement, Murray Johnstone is entitled to receive a fee from Pilgrim Baxter at an annual rate of 0.50% of PBHG International Fund's average daily net assets, less 50% of any fee waivers borne by Pilgrim Baxter. Murray Johnstone receives no fees directly from the PBHG International Fund. The same fee was payable under the Former Sub-Advisory Agreement. During the fiscal year ended March 31, 2000, Murray Johnstone received investment sub-advisory fees from Pilgrim Baxter under the Former Sub-Advisory Agreement in the amount of $58,343 for the PBHG International Fund.

         LIMITATIONS ON LIABILITY

         The New Investment Sub-Advisory Agreement provides certain limitations on Murray Johnstone's liability, but also provides that Murray Johnstone shall not be protected against any liability to the PBHG International Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder. The same provision was included in the Former Sub-Advisory Agreement.

         CONTINUANCE AND RENEWAL

         The continuance of the New Investment Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the PBHG International Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Investment Sub-Advisory Agreement may be terminated (i) by that Fund at any time, without the payment of any penalty, by the vote of a majority of directors of the Company or by the vote of a majority of the outstanding voting securities of that Fund, (ii) by Pilgrim Baxter at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Murray Johnstone at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The New Investment Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The same provisions were included in the Former Sub-Advisory Agreement.

         INFORMATION ABOUT MURRAY JOHNSTONE

         Murray Johnstone is an wholly-owned subsidiary of Old Mutual which Old Mutual has agreed to sell to Aberdeen Asset Management plc. Murray Johnstone currently has discretionary management authority with respect to approximately $5.9 billion in assets. In addition to advising the PBHG International Fund, Murray Johnstone provides advisory services to the pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of Murray Johnstone in the United States is John Hancock Center, 875 North Michigan Avenue, Chicago, IL 60611. A schedule of other investment companies with investment objectives similar to the PBHG International Fund for which Murray Johnstone serves as investment adviser or sub-adviser, and related fees, is attached as SCHEDULE 5. The form of the PBHG International Fund's New Sub-Advisory Agreement is attached to this proxy statement as EXHIBIT D.


DIRECTORS CONSIDERATION AND RECOMMENDATION

         In considering whether to recommend that the New Investment Sub-Advisory Agreements be approved by shareholders, the Board of Directors considered, among other things, the qualifications of each sub-adviser's professional staff and information related to each sub-adviser's past performance. In addition, the Board considered the importance of maintaining continuity of management in light of Old Mutual's acquisition of UAM, and the relationship each sub-adviser has had with Pilgrim Baxter and the Funds over the years. Moreover, the Board noted that the fee to be paid under the New Investment Sub-Advisory Agreements would remain the same as they had been under the Former Investment Sub-Advisory Agreements and currently are under the Interim Investment Sub-Advisory Agreements and would be under the second interim investment sub-advisory agreement with Murray Johnstone for the PBHG International Fund. Finally, the Board considered the fact that there would be no material changes to the New Investment Sub-Advisory Agreements from the Former Investment Sub-Advisory Agreements.

         The Board gave particular consideration to the Old Mutual's agreement to sell Murray Johnstone to Aberdeen Asset Management plc. The Board also specifically considered that, subject to shareholder approval, the PBHG International Fund would be reorganized into the PBHG Global Technology & Communications Fund. The Board concluded that it would be in the best interest of the shareholders of the PBHG International Fund to approve the New Investment Sub-Advisory Agreement with Murray Johnstone in order to maintain continuity of management until such time as the plans for the PBHG International Fund become more clear.

         Based upon its review of all of the information provided, the consideration of the factors described above and such other factors it considered relevant, the Board has determined that the New Investment Sub-Advisory Agreements are in the best interests of the applicable Funds and their shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS BY UNANIMOUS VOTE, APPROVED THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS AND RECOMMENDED THAT THE SHAREHOLDERS OF THE VALUE FUNDS VOTE FOR THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH VALUE INVESTORS, THAT THE SHAREHOLDERS OF PBHG CASH RESERVES FUND VOTE FOR THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH WELLINGTON AND THAT THE SHAREHOLDERS OF PBHG INTERNATIONAL FUND VOTE FOR THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH MURRAY JOHNSTONE.


            PROPOSAL 3: CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT
                                  RESTRICTIONS

INTRODUCTION

         We are proposing to change the Funds' fundamental investment restrictions because they are outdated and reflect regulatory, business or industry conditions that are no longer applicable or are unnecessary. (Fundamental investment restrictions are those restrictions that under the 1940 Act may be changed only by a vote of a majority of a Fund's outstanding voting securities as defined under the 1940 Act.) The proposed changes will NOT affect any Fund's investment objective.

         We believe that there are several factors that have caused the Funds' fundamental investment restrictions to become outdated. For example, certain fundamental investment restrictions imposed by the various state "Blue Sky" laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to the Funds. In addition, although some of the Funds' investment restrictions reflect current federal regulatory requirements, they are not required to be fundamental. Also, as new series portfolios of the Company have been created in recent years, substantially similar fundamental investment restrictions have been phrased differently resulting in unintended differences in interpretation.

         The Funds are expected to benefit from these changes. First, the proposed changes will provide each Fund with as much investment flexibility as is permitted under current law. The proposed changes are designed to provide flexibility to respond to future legal, regulatory and market changes. In addition, standardizing the fundamental investment restrictions among the Funds will enhance the Funds' and Pilgrim Baxter's ability to efficiently and effectively manage the Funds' assets in changing regulatory and investment environments. Finally, minimizing the number of investment restrictions that may only be changed by a shareholder vote will reduce the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate.

         ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS WILL GIVE THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE CHANGES, INDIVIDUALLY AND IN THE AGGREGATE, ARE NOT ANTICIPATED TO RESULT IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH ANY FUND. IN ADDITION, THE PROPOSED CHANGES WILL NOT MATERIALLY AFFECT THE MANNER IN WHICH ANY FUND IS CURRENTLY MANAGED.

         Moreover, even though the Funds will have increased investment flexibility if these proposed changes are approved, the Board has approved several new non-fundamental investment restrictions (which function as internal guidelines) which the Funds must follow in complying with the new fundamental investment restrictions. Of course, if circumstances change, the Board of Directors may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

         The proposed changes are set forth below in sub-proposals. Each Fund's current fundamental investment restrictions are set forth in SCHEDULE 6. You are asked to vote separately on each sub-proposal. If any sub-proposal is not approved by a Fund, the fundamental investment restriction in that sub-proposal will remain unchanged. If approved, the sub-proposals will become effective as soon as the Fund's updated Prospectus and/or Statement of Additional Information reflect these changes.

         Several of the proposed fundamental investment restrictions include the defined term "1940 Act Laws, Interpretations and Exemptions." This term means: the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC") and any exemptive order or similar relief granted to a Fund.

         3A: ISSUER DIVERSIFICATION (all Funds except PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund, PBHG Large Cap 20 Fund, PBHG Cash Reserves Fund and PBHG Focused Value Fund)

         We want to restate each PBHG Fund's policy on issuer diversification. The proposed policy will provide these Funds with greater flexibility to respond to future 1940 Act rules, regulations, interpretations, exemptions, orders or similar relief relating to issuer diversification. The proposed policy will not have any material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction will be restated to read as follows:

         The Fund is a "diversified company" as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the Fund's fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
         (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have Pilgrim Baxter & Associates Ltd. or an affiliate of Pilgrim Baxter as an investment advisor (a "Pilgrim Baxter Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         Because each of PBHG Cash Reserves Fund, PBHG Focused Value Fund, PBHG Global Technology & Communications Fund, PBHG Large Cap 20 Fund and PBHG Technology & Communications Fund is non-diversified, the foregoing restrictions do not apply to it.

         3B:      BORROWING MONEY AND ISSUING SENIOR SECURITIES (all Funds)

         We want to change each Fund's policy on borrowing money and issuing senior securities. Currently, each Fund's policy on borrowings is more restrictive than required by the 1940 Act. The proposed policy will provide each Fund with the maximum flexibility for future contingencies. Also, the proposed policy will standardize the policy on borrowing money and issuing senior securities among all Funds. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. The proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restrictions on borrowing money and issuing senior securities will be changed to read as follows:

         The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the Fund's fundamental investment restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3 % of the total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker dealers or a Pilgrim Baxter Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

         3C:      UNDERWRITING SECURITIES (all Funds)

         We want to restate each Fund's policy on underwriting securities. The proposed policy will clarify the types of transactions in which each Fund may engage, even if it may be considered to be an underwriter. Also, the proposed policy will eliminate minor differences in the wording among the Funds' current policies on underwriting securities. The proposed policy will not have any material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction will be restated to read as follows:

         The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         3D:      INDUSTRY CONCENTRATION (all Funds except PBHG Technology &
         Communications Fund and PBHG Global Technology & Communications Fund)

         We want to restate each Fund's policy on industry concentration to provide flexibility to respond to future laws, interpretations and exemptions.

         If approved, each Fund's fundamental investment restriction will be restated to read as follows:

         The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions), of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for each Fund:

         In complying with the Fund's fundamental investment restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         Because PBHG Technology & Communications Portfolio has an investment policy to concentrate its investments in specific industries, this proposed change does not apply to that Fund.

         3E:      PURCHASING OR SELLING REAL ESTATE (all Funds)

         We propose changing each Fund's policy on purchasing or selling real estate. The proposed policy would eliminate inconsistencies in the wording among the Funds' current policies on purchasing or selling real estate and clarify the types of real estate related securities that are permissible investments for each Fund. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. Also, the proposed policy includes an exception that permits the Funds to hold real estate acquired as a result of ownership of securities or other instruments. None of the Funds has a current intention of purchasing or selling real estate and therefore, the proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction on purchasing or selling real estate will be changed to read as follows:

         The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         3F:      PURCHASING OR SELLING COMMODITIES (all Funds)

         We propose changing each Fund's policy on purchasing or selling commodities. The purpose of the proposed policy is three-fold. First, it will eliminate inconsistencies in the wording among the Funds' current policies on purchasing or selling commodities. Standardized policies will assist each Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. Second, it will give each Fund the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products. Finally, the proposed policy will allow each Fund to respond to the rapid and continuing development of derivative products. None of the Funds has a current intention of purchasing or selling commodities, and therefore, the proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction on purchasing or selling commodities will be changed to read as follows:

         The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         3G:      MAKING LOANS (all Funds)

         We propose changing each Fund's policy on making loans. The proposed policy will standardize the policy on making loans for all Funds. Standardized policies will assist the Funds and Pilgrim Baxter in maintaining compliance with the various fundamental investment restrictions to which the Funds are subject. In addition, it will broaden the potential circumstances under which the Funds could make loans and will permit all Funds to lend their securities. For PBHG Growth Fund, the proposed policy will also eliminate a restriction on investing in illiquid securities. This restriction is already a non-fundamental policy of PBHG Growth Fund and is not required to be fundamental. The proposed policy also clarifies the types of debt instruments that are not considered a loan. The proposed policy will not have a material impact on any Fund's current investment operations.

         If approved, each Fund's fundamental investment restriction on making loans will be changed to read as follows:

         The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations or Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for your Fund:

         In complying with the Fund's fundamental investment restriction regarding making loans, the Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         3H:      INVESTING ALL ASSETS IN AN OPEN-END FUND (ALL FUNDS)

         We want to change each Fund's policy on investing in securities of other investment companies so that each Fund may invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a Fund to invest all of its assets in this fashion. The Board will authorize investing a Fund's assets in another open-end fund only if the Board first determines that is in the best interests of such Fund and its shareholders.

         The purpose of this proposal is to enhance the flexibility of each Fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their investments in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the Fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

         At present, the fundamental investment restrictions of each Fund may prevent it from investing all of its assets in another registered investment company and would require a vote of Fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your Fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your Fund and its shareholders. If you approve this proposal, the fundamental restrictions of your Fund would be modified to permit such investment.

         A Fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the Fund might be managed as part of a larger pool. If a Fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The Fund otherwise would continue its normal operations. The Board would retain the right to withdraw the Fund's investments from the open-end fund, and the Fund then would resume investing directly in individual securities of other issuers as it does currently.

         Pilgrim Baxter may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, Pilgrim Baxter's expense of providing investment and other services to the Funds may be reduced.

         If approved, the fundamental investment restriction of each Fund (other than PBHG Focused Value Fund and PBHG New Opportunities Fund) on investing in securities of other investment companies will be changed, and PBHG New Opportunities Fund will add a new fundamental investment restriction, to read as follows:

         The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

         If you approve the proposed restriction, your Fund will have the ability to invest all of its assets in another open-end investment company. Because your Fund does not currently intend to do so, the following non-fundamental investment restriction will become effective for your Fund:

         Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         3I: INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS (all Funds except PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We want to eliminate each Fund's policy on investing in oil, gas or other mineral exploration or development programs. The 1940 Act does not require a Fund to have a fundamental investment restriction on investing in oil, gas or other mineral exploration or development programs. This restriction was originally adopted to address state "blue sky" requirements in connection with the registration of shares of a Fund for sale in certain states. Under NSMIA, this restriction no longer applies to any Fund. In addition, although the Funds have no current intention of making any such investments, eliminating this restriction will increase a Fund's flexibility when choosing investments in the future.

         PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction on investing in oil, gas or other mineral exploration or development programs.

         3J: INVESTING IN COMPANIES FOR THE PURPOSE OF CONTROL (all Funds except PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We propose eliminating each Fund's policy on investing in companies for the purpose of control. There is no legal requirement that a Fund have a fundamental investment restriction on investing in companies for the purpose of control. Eliminating this restriction will standardize all Funds on this matter. Standardized policies will assist a Fund and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. In addition, although the Funds do not currently intend to become involved in directing or administering the day-to-day operations of any company, eliminating this restriction would clarify each Fund's ability to freely exercise its rights in the companies in which it invests. Pilgrims Baxter believes that it should be able communicate a Fund's views as a shareholder on important matters of policy to a company when Pilgrim Baxter believes the value of a Fund's investment may be significantly affected. Pilgrim Baxter believes that each Fund currently may communicate its views without necessarily violating this restriction. Nevertheless, the existence of this fundamental investment restriction might give rise to a claim that communicating a Fund's views constituted investing for control or management.

         PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction on investing in companies for the purpose of control.


         3K: MAKING SHORT SALES OR MARGIN PURCHASES (all Funds except PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We propose eliminating each Fund's policy on making short sales and margin purchases. There is no legal requirement that a Fund have a fundamental investment restriction on making short sales and margin purchases of securities, and therefore, each Fund should be provided with the maximum flexibility to pursue its investment objectives. In addition, eliminating this restriction will standardize all Funds on this matter. Standardized policies will assist the Funds and Pilgrim Baxter in maintaining compliance with the various investment restrictions to which the Funds are subject. You should also know that current regulations prohibit a Fund from making margin purchases. In addition, none of the Funds has a current intention of making short sales.

         PBHG Growth Fund, PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction making short sales or margin purchases.

         3L: PLEDGING ASSETS (all Funds except PBHG Focused Value Fund and PBHG New Opportunities Fund)

         We want to eliminate each Fund's policy that limits its ability to pledge its assets. The 1940 Act does not require a Fund to have a fundamental investment restriction on pledging assets. Eliminating this restriction will eliminate any uncertainties regarding whether certain types of transactions that require the segregation of assets will result in the pledging of assets. In addition, although each Fund has no current intention of pledging its assets, eliminating this restriction will provide each Fund with greater flexibility in entering into transactions that may require the pledge of assets.

         PBHG Focused Value Fund and PBHG New Opportunities Fund do not have a fundamental investment restriction on pledging assets.


         3M:      INVESTING IN PUTS AND CALLS (PBHG Growth Fund)

         We want to eliminate PBHG Growth Fund's policy that limits its ability to purchase or write puts, calls or combinations thereof. The 1940 Act does not require a Fund to have a fundamental investment restriction on purchasing or writing puts and calls. This restriction was originally adopted to address state "blue sky" requirements in connection with the registration of share of the Fund for sale in certain states. Under NSMIA, this restriction no longer applies to the Fund. In addition, although the Fund has no current intention of purchasing or writing puts, calls or combinations thereof, eliminating this restriction will provide the Fund with greater flexibility in entering into these types of transactions.

         The other PBHG Funds do not have a fundamental investment restriction on investing in puts and calls.

         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH SUB-PROPOSAL OF PROPOSAL 3.


            PROPOSAL 4 - REORGANIZATION AS A DELAWARE BUSINESS TRUST

         The Board of Directors has approved a plan to reorganize the Company into a Delaware business trust. THE PURPOSE OF THE REORGANIZATION IS TO PROVIDE INCREASED FLEXIBILITY IN THE BUSINESS STRUCTURE OF THE COMPANY. To proceed with the reorganization, we need shareholder approval of the plan of reorganization, which includes the dissolution of the current legal entity after the reorganization occurs. The next few pages of this proxy statement discuss important details of the reorganization plan.

INTRODUCTION

         The Company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the "Plan"), which provides for a series of transactions to convert each Fund of the Company (each, a "Current Fund") to a corresponding series (each, a "New Fund") of a newly created open-end, management investment company organized as a business trust (the "Trust") under the Delaware Business Trust Act. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Reorganization"). A form of the Plan relating to the proposed Reorganization is in EXHIBIT E. If Proposal 4 is not approved by the Company's shareholders, the Company will continue to operate as a Maryland corporation.

         The Reorganization is being proposed primarily to provide the Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Reorganization will be substantially similar to those of its predecessor Current Fund. The fundamental investment restrictions for all of the New Funds will conform to the changes proposed in Proposal 3, to the extent that Proposal 3 is approved. Finally, as described below, the Trust's Agreement and Declaration of Trust will differ from the Company's Charter in certain respects that are expected to improve the Company's and each New Fund's operations.

REASONS FOR THE REORGANIZATION

         The Company's Board of Directors and Pilgrim Baxter believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by other investment companies.

         The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of an Agreement and Declaration of Trust ("Trust Agreement") and Bylaws (collectively, the "Governing Instruments"). In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations of shareholders. For example, under Maryland corporation law, amendments to the Company's Charter would typically require shareholder approval. Under Delaware law, unless the Trust Agreement of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the Trustees to adapt a Delaware business trust to future contingencies. For example, the Trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a Company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

         The Reorganization will also have certain other effects on the Company, its shareholders and management, which are described below under the heading "How the Trust Will Compare to the Company".

WHAT THE PROPOSED REORGANIZATION WILL INVOLVE

         To accomplish the Reorganization, the Trust has been formed as a Delaware business trust pursuant to its Trust Agreement, and each New Fund has been established as a series of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the New Fund in exchange solely for a number of full and fractional shares of the PBHG Class and Advisor Class shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the Reorganization, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. After completion of the Reorganization, the Company will be dissolved as a Maryland corporation. A vote to approve the Reorganization will be deemed to be a vote to approve the dissolution of the Company.

         The obligations of the Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the Board, notwithstanding the approval of the Plan by the shareholders of the Company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. The Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

         The Plan authorizes the Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Reorganization, to do each of the following:

             o Approve with respect to each New Fund a new investment advisory and, if applicable, sub-advisory agreement that will be substantially identical to that described in Proposals 1 and 2.

             o Approve a new distribution agreement with PBHG Fund Distributors, an affiliate of Pilgrim Baxter, which will be substantially identical to the current distribution agreement between the Company's and its current distributor, SEI,

             o Approve a new distribution plan pursuant to Rule 12b-1 under the
               1940 Act with respect to the Advisor Class of shares of each New Fund other than the PBHG International Fund and the PBHG Cash Reserves Fund that will contain the same financial terms as the existing distribution plan for that Advisor Class.

             o Approve with respect to PBHG International Fund and PBHG Global
               Technology & Communications Fund a custodian agreement with Northern Trust, with respect to every other New Fund a custodian agreement with First Union National Bank and with respect to each new Fund a transfer agency and servicing agreement with DST Systems, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding Current Fund.

             o Elect the directors of the Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders.

             o Ratify the selection of PricewaterhouseCoopers LLP, the
               accountants for the Company, as the independent public accountants for the Trust.

             o Approve such other agreements and plans as are necessary for each
               New Fund's operation as a series of an open-end, management investment company.

         The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by the Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before their organization will represent shares of the corresponding New Fund after their organization. The Trust, however, will not normally issue share certificates. Any account options or privileges on accounts of shareholders of the Current Funds will be replicated on their New Fund account.


THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

         The Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances and as to state and local consequences, if any.

APPRAISAL RIGHTS

         Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Reorganization.

HOW THE TRUST WILL COMPARE WITH THE COMPANY

         STRUCTURE OF THE TRUST

         The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of the Company. The Trust has also established an Advisor Class of shares for each New Fund other than the PBHG International Fund and the PBHG Cash Reserves Fund corresponding to and having identical designations as the Advisor Class of the corresponding Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund, except that the New Funds' fundamental restrictions will conform to the changes proposed in Proposal 3 (assuming approval of each of item in Proposal 3 by the shareholders). If any of the items in Proposal 3 is not approved by shareholders, the New Funds affected by the non-approval will continue to be subject to the corresponding Current Funds' existing fundamental restrictions. The Trust's fiscal year is the same as that of the Company. The Trust will not have any operations prior to the Reorganization. Initially, the Company will be the sole shareholder of the Trust.

         As a Delaware business trust, the Trust's operations are governed by its Governing Instruments and applicable Delaware law rather than by the Company's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.


         TRUSTEES AND OFFICERS OF THE TRUST

         Subject to the provisions of the Governing Instruments, the business of the Trust will be managed by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the Trustees are substantially the same as those of the Directors of the Company.

         The Trustees of the Trust would be those persons who currently serve as Directors of the Company. The current officers of the Company will be elected to serve as officers of the Trust and the current officers of the Company will perform the same functions on behalf of the Trust following the Reorganization that they now perform on behalf of the Company.

         SHARES OF THE TRUST

         The beneficial interests in the New Funds will be represented by transferable shares, par value

$0.001 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates, although the Trust, in its sole discretion, may issue them. The Trustees have the power under the Trust Instrument to establish new series and classes of shares; the Company's Directors currently have a similar right. The Governing Instruments permit the Trustees to issue an unlimited number of shares of each class and series. The Company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

          Only the current PBHG Growth Fund offers two classes of shares: the PBHG Class and the Advisor Class. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this proxy statement, shares of each class of the New Funds will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Funds.


         SHAREHOLDER MEETING REQUIREMENTS

         Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 25% of the Company's shares. The Trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the Trust.

         The Trust, like the Company, will operate as an open-end, management investment Company registered with the SEC under the 1940 Act. As permitted by SEC rules, the Trust will adopt as its own the registration statement of the Company. Shareholders of the New Funds therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the New Funds; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the Trust as required by the 1940 Act.

         SHAREHOLDER VOTING RIGHTS

         Under Maryland law, shareholders of the Company have the right to vote on the following matters: the substantive amendment or complete restatement of the Company's Charter; generally, a consolidation, merger, or share exchange involving the Company or a transfer of the Company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the Company.

         Shareholders of the Trust will have only those voting rights that are explicitly set forth in the Governing Instruments. Under the Governing Instruments, shareholders of the Trust have the right to vote on the following matters: the election or removal of Trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the Trust or any Fund or class, provided that a meeting of shareholders has been called for that purpose and unless there are fewer than 100 holders of record of the Trust or such terminating Fund or class; the sale of all or substantially all of the assets of the Trust or any Fund or class, unless the primary purpose of such sale is to change the Trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the Trust or any Fund or class with and into another company or with and into another Fund or class of the Trust; and the amendment of the section of the Trust Agreement that governs shareholders' voting rights.


         DOLLAR BASED VOTING

         After the Reorganization your voting rights will become "dollar-based," which will ensure that shareholders' voting rights remain proportionate to their economic interests. Currently, Current Fund shareholders are entitled to one vote for each share that they own. However this "share-based" system is inequitable if all of the shares of a particular Current Fund do not have the same share price. This occurs when the Company offers more than one series of shares or more than one class of shares. The share prices of the Company's Current Funds inevitably diverge over time due to their different investment programs. Similarly, the share prices of a Current Fund's different share classes will deviate over time because of their different expense structures. As a result, when issues are voted at the Current Fund level, the owners of lower-priced shares have more votes per dollar than the owners of higher-priced shares. Although only the Current Growth Fund offers two classes of shares, dollar-based voting rights would apply to any additional share classes that the remaining Current Funds might offer in the future. Dollar-based voting rights would also apply to any additional portfolios the Company might offer in the future.

         REMOVAL OF DIRECTORS AND TRUSTEES

         The Company's Charter permits removal of a Director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the Trust Agreement, a Trustee may be removed by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the Trust's outstanding shares at a special meeting called for that purpose.

         SHAREHOLDERS' RIGHTS OF INSPECTION

         Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a Current Fund's outstanding shares of any class may inspect that Current Fund's books of account and stock ledger. Under the Trust's Governing Instruments, New Fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any class of a New Fund are permitted, upon written request, to inspect a list of the shareholders of that Fund.

         SHAREHOLDER LIABILITY

         Maryland law provides that a shareholder is not obligated to the Company with respect to the stock held therein, except to the extent that: (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the Company.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Governing Instruments provide for indemnification out of the property of a New Fund for all losses and expenses of any shareholder of such New Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a New Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

         LIABILITY OF DIRECTORS AND TRUSTEES

         Under its Charter, the Company limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the Company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the Company, Maryland law permits the Company to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

         AMENDMENT OF CHARTER AND TRUST AGREEMENT

         Under the Company's Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the Company's outstanding shares. The Trust Agreement may be amended by a majority of the Trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the Trust's registration statement, or that is submitted to the shareholders by the Trustees.

         The foregoing is only a summary of certain differences between and among the Company's Charter and Bylaws and Maryland law and the Trust's Trust Agreement and Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Bylaws of the Company, and of the Trust's Trust Agreement and the Bylaws are available to shareholders without charge upon written request to the Company or the Trust at P.O. Box 219534, Kansas City, Missouri, 64121-9534.

         WHEN THE REORGANIZATION WILL BE IMPLEMENTED

         Assuming shareholder approval of Proposal 4, the Company currently contemplates that the Reorganization will close on or about April 1, 2001. However, the Reorganization may close on another date if circumstances warrant.

         THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.


                             ADDITIONAL INFORMATION

         PBHG Fund Services is the Company's administrator, shareholder servicing agent and web servicing agent. PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, Inc., an investment company also managed by Pilgrim Baxter. PBHG Fund Services is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

         SEI, the Fund's Distributor, is located at One Freedom Valley Road, Oaks, Pennsylvania 19456.

         SCHEDULE 7 lists other material payments by the Funds to Pilgrim Baxter, or other affiliated persons of Pilgrim Baxter for the fiscal year ended March 31, 2000.

         SCHEDULE 8 lists Officers and Directors of Pilgrim Baxter and Value Investors.

         SCHEDULE 9 lists the General Partners and Senior Vice Presidents of Wellington Management.

         SCHEDULE 10 lists Officers and Directors of Murray Johnstone.

         BROKERAGE COMMISSIONS

         Pilgrim Baxter or the sub-advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. Pilgrim Baxter or the sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Pilgrim Baxter or the sub-advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Pilgrim Baxter or the sub-advisers seek to select brokers or dealers that offer the Funds best price and execution or other services that are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the SEI and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, Pilgrim Baxter or the sub-advisers expect normally to seek to select primary market makers.

         Pilgrim Baxter or the sub-advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Pilgrim Baxter or the sub-advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Pilgrim Baxter or the sub-advisers will be in addition to and not in lieu of the services required to be performed by the Adviser under the New Investment Advisory Agreement or any Sub-Adviser under the New Investment Sub-Advisory Agreement. If, in the judgment of Pilgrim Baxter or the sub-adviser, a Fund or other accounts managed by Pilgrim Baxter or the sub-adviser will be benefited by supplemental research services, Pilgrim Baxter or the sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Pilgrim Baxter or the sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Pilgrim Baxter or the sub-advisers will find all of such services of value in advising the Funds.

         It is expected that the Funds may execute brokerage or other agency transactions through the SEI, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the SEI is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the SEI and the Fund expressly permitting the SEI to receive and retain such compensation. These rules further require that commissions paid to the SEI by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Pilgrim Baxter or sub-advisers may direct commission business to one or more designated broker-dealers, including the SEI, in connection with such broker-dealer's payment of certain of the Fund's or the Fund's expenses. In addition, the Pilgrim Baxter or sub-adviser may place orders for the purchase or sale of portfolio securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the SEI and will review these procedures periodically. SCHEDULE 11 lists the commissions paid to SEI in the last fiscal year. These commissions were paid to the SEI in connection with repurchase agreement transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, Pilgrim Baxter or the sub-advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

SHAREHOLDER VOTING PROCEDURES

         The Company expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Pilgrim Baxter or its affiliates. These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Company.

         The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in soliciting proxies for the meeting. The Company estimates that the aggregate cost of SCC's services will be approximately $902,900. The Company will not bear the cost of soliciting proxies that will be paid by Pilgrim Baxter or its affiliates. The Company expects to solicit proxies principally by mail, but either the company or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The Company may also reimburse certain firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

         As the Meeting date approaches, certain shareholders of the Company may receive a telephone call if their votes have not yet been received. Shareholders of the Company may authorize a telephone solicitor to execute proxies by telephonically transmitted instructions. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the telephone solicitor will ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned. The telephone solicitor will also confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information provided by the shareholder agrees with the record information, the telephone solicitor will explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The telephone solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the telephone solicitor will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call the telephone solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         If you wish to participate in the Meeting, but do not wish to give your proxy by any of the methods outlined above, you may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should you require additional information regarding the Proxy or replacement proxy cards, you may contact the Company at 1-800-433-0051. You may revoke an executed proxy by (i) a written instrument received by the Secretary of the Company at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR EACH OF THE MATTERS SPECIFIED ON THE PROXY CARD. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve any Proposal requiring a vote based on the percentage of shares actually voted. You should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if one or more Funds require additional votes on a selected item, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

PAYMENT OF EXPENSES

         Pilgrim Baxter or its affiliates will pay the expenses relating to the holding of this meeting of shareholders including the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting.

BENEFICIAL OWNERSHIP OF SHARES

         SCHEDULE 12 lists the beneficial owners of five percent or more of each Fund's outstanding shares as of November 17, 2000. On that date, the directors and officers of the Funds, together as a group, beneficially owned less than one percent of each Fund's outstanding shares.

         SCHEDULE 13 contains information on the total number of outstanding shares of each Fund as of November 17, 2000.

         The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to each Fund by the existing directors and officers of the Company and/or on the records of the Company's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

         FOR A FREE COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT (AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) SHAREHOLDERS OF THE FUNDS MAY CALL 800-433-0051 OR WRITE TO THE COMPANY AT PO BOX 219081, KANSAS CITY, MO 64121.

CERTAIN TRANSACTIONS

         Since the beginning of the most recently completed fiscal year, Harold
J. Baxter, Chairman of the Board of Directors of the Company held warrants and options and a related UAM promissory note to purchase 1,246,274 shares of common stock of UAM. In connection with Old Mutual's acquisition of UAM by means of a tender offer completed on September 26, 2000 and a merger completed on October 5, 2000, Mr. Baxter received net proceeds of approximately $21 million in respect of his UAM warrants, options and related promissory note (based upon the transaction price of $25 per share paid to all UAM common stockholders).

         Effective as of November 20, 2000, Mr. Baxter and the other principal of Pilgrim Baxter entered into certain agreements with Pilgrim Baxter, UAM and Old Mutual. To help ensure the continued services of Mr. Baxter and the other principal of Pilgrim Baxter in the future, the two Pilgrim Baxter principals entered into new long-term employment contracts with Pilgrim Baxter. To help ensure continued management incentives, Pilgrim Baxter established a phantom stock plan in which existing key employees of Pilgrim Baxter received or will receive phantom stock rights equal to 13.8% of Pilgrim Baxter's equity and phantom stock rights equal to an additional 3.7% of Pilgrim Baxter's equity have been earmarked for new employees to provide incentives in the context of the future expansion of the firm. Under this plan, each of Mr. Baxter and the other Pilgrim Baxter principal received phantom stock rights equal to 3.75% of Pilgrim Baxter's equity. In addition, in consideration for Mr. Baxter and the other Pilgrim Baxter principal agreeing to amend their revenue sharing agreement with Pilgrim Baxter and UAM to reduce their revenue sharing interests by 52% effective January 1, 2001, entering into the new employment and extended non-compete agreements and relinquishing certain other rights, Old Mutual, UAM and Pilgrim Baxter agreed to pay each of the two principals $110 million. Of this amount, 50% was paid in November and 50% will be paid after shareholder approval of Proposals 1 and 2 described above. The Pilgrim Baxter principals also granted Old Mutual, UAM and Pilgrim Baxter an option to purchase the remaining 48% of the revenue sharing interests held by the Pilgrim Baxter principals from January 2002 for $420 million payable in six equal annual installments beginning in April 2002.

SHAREHOLDER PROPOSALS

         As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send such proposal to the Company at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder's meeting, the Company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

OTHER BUSINESS

         The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

         THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL OF EACH PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF EACH PROPOSAL.

         EXHIBIT A -- NEW INVESTMENT ADVISORY AGREEMENT (PILGRIM BAXTER)

                          INVESTMENT ADVISORY AGREEMENT


                  AGREEMENT, entered into as of this ____day of __________, between Pilgrim Baxter & Associates, Ltd. (the "Adviser") and PBHG Insurance Series Fund, Inc. (the "Fund").

                  WHEREAS, the Fund is a Maryland corporation, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

                  WHEREAS, the Fund wishes to retain the Adviser to render investment advisory services to the Fund and the Adviser is willing to furnish such services to the portfolios listed on Schedule A hereto (the "Portfolios"); and

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. INVESTMENT ADVISORY DUTIES. Subject to the supervision of the Directors of the Fund, the Adviser will, (a) provide a program of continuous investment management for the Portfolios in accordance with the Portfolios' investment objectives, policies and limitations as stated in each Portfolio's Prospectus and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Fund; (b) make investment decisions for the Portfolios; and (c) place orders to purchase and sell securities for the Portfolios.

         In performing its investment management services to the Portfolios hereunder, the Adviser will provide the Portfolios with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Adviser will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Portfolios will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Portfolios' investments. The Adviser will determine what portion of the Portfolios' investments shall be invested in securities and other assets, and what portion, if any, should be held uninvested. The Adviser shall furnish to the Fund adequate (i) office space, which may be space within the offices of the Adviser or in such other places as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing the corporate affairs and conducting the business of the Fund, including complying with the corporate reporting requirements of the various states in which the Fund does business, and conducting correspondence and other communications with the stockholders of the Fund. The Adviser shall employ or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services. Subject to the approval of the Fund's Board of Directors (including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940
Act) and of the shareholders of the Fund, the Adviser may delegate to a sub-adviser its duties enumerated in Section 2 hereof. The Adviser shall continue to supervise the performance of any such sub-adviser and shall report regularly thereon to the Fund's Board of Directors. The Adviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

         (b) use reasonable efforts to manage each Portfolio so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         (c) place orders pursuant to its investment determinations for each Portfolio directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in each Portfolio's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (d) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to each Portfolio's assets or contemplated investments. In addition, the Adviser will keep the Fund and the Directors informed of developments materially affecting each Portfolio's investments and shall, on the Adviser's own initiative, furnish to the Fund from time to time whatever information the Adviser believes appropriate for this purpose;

         (e) make available to the Fund, promptly upon its request, such copies of the Adviser's investment records and ledgers with respect to the Portfolios as may be required to assist the Fund in its compliance with applicable laws and regulations. The Adviser will furnish the Directors with such periodic and special reports regarding each Portfolio as they may reasonably request; and

         (f) immediately notify the Fund in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Fund immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any -statement contained therein that becomes untrue in any material respect.

3. ADDITIONAL SERVICES. If the Fund so requests, the Adviser shall also maintain all internal bookkeeping, accounting and auditing services and records in connection with maintaining the Fund's financial books and records, and shall calculate each Portfolio's daily net asset value. For these services, each Portfolio shall pay to the Adviser a monthly fee, which shall be in addition to the fees payable pursuant to Section 5 hereof, to reimburse the Adviser for its costs, without profit, for performing such services.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 4, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

         The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this Section 4. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses, telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the -Fund's officers and employees; fees and expenses of the Fund's custodian, any sub-custodian, transfer -agent, registrar, or dividend disbursing agent; payments to the Adviser for maintaining the Fund's financial books and records and calculating the daily net asset value pursuant to Section 3 hereof; other payments for -portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale, freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; costs of stockholders' meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Fund who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or directors of the Fund who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

5. COMPENSATION. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, except for any additional services provided by the Adviser pursuant to Section 3 hereof, each Portfolio will pay the Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto. The advisory fee is computed daily as a percentage of each portfolio's average daily net assets. The "average daily net assets" of a Portfolio shall mean the average of the values placed on the Portfolio's net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Portfolio is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolio lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Portfolio shall always be determined pursuant to the applicable provisions of the Fund's Articles of Incorporation and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this
Section 5, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of -its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Portfolio's securities may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Portfolio has been so suspended for a period including any month and when the Adviser's compensation is payable at the end of such month, then such value shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month). If the Portfolio determines the value of the net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 5.

6. BOOKS AND RECORDS. The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority, any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable law and regulations.

7. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to the holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

8. SERVICES NOT EXCLUSIVE. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of the same security for a Portfolio, it is understood that in light of its fiduciary duty to the Portfolio, such transactions will be executed on a basis that is fair and equitable to the Portfolio. In connection with purchases or sales of portfolio securities for the account of a Portfolio, neither the Adviser nor any of its directors, officers, or employees shall act as principal or agent or receive any commission provided that portfolio transactions for a Portfolio may be executed through firms affiliated with the Adviser, in accordance with applicable legal requirements. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

9. DURATION AND TERMINATION. This Agreement shall continue until __________, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Portfolio's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to a Portfolio (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Portfolio's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty
(60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

11. MISCELLANEOUS.

         (a) This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Fund.

                  IN WITNESS WHEREFORE, the parties hereto have caused this Agreement to be executed by their officers designated below as of __________.

THE PBHG FUNDS, INC                        PILGRIM BAXTER & ASSOCIATES, LTD.


By: _________________________              By: _______________________________

Title: _______________________             Title: ______________________________

                          INVESTMENT ADVISORY AGREEMENT
                                   SCHEDULE A

         Pursuant to Section 5 of this Agreement, each Portfolio shall pay the Adviser, at the end of each calendar month, compensation computed daily at an annual rate of the Portfolio's average daily net assets as follows:



The PBHG Funds, Inc.

         PBHG Growth Fund                                      0.85%
         PBHG Emerging Growth Fund                             0.85%
         PBHG Large Cap Growth Fund                            0.75%
         PBHG Select Equity Fund                               0.85%
         PBHG Cash Reserves Fund                               0.30%
         PBHG International Fund                               1.00%
         PBHG Technology & Communications Fund                 0.85%
         PBHG Core Growth Fund                                 0.85%
         PBHG Limited Fund                                     1.00%
         PBHG Large Cap 20 Fund                                0.85%
         PBHG Large Cap Value Fund                             0.65%
         PBHG Mid-Cap Value Fund                               0.85%
         PBHG Strategic Small Company Fund                     1.00%
         PBHG Small Cap Value Fund                             1.00%
         PBHG Focused Value Fund                               0.85%
         PBHG New Opportunities Fund                           1.00%
         PBHG Global Technology & Communications Fund          1.50%
         PBHG Wireless & Telecom Fund                          1.25%

                EXHIBIT B --NEW INVESTMENT SUB-ADVISORY AGREEMENT
                                (VALUE INVESTORS)

                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT made as of this _____ day of _______, by and among Pilgrim Baxter & Associates, Ltd. (the "Adviser"), Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser"), and The PBHG Funds, Inc., a Maryland corporation (the "Company").

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, pursuant to the Investment Advisory Agreement dated _______________ and Schedule A dated _______________ (as such Schedule may be amended from time to time to add or delete new portfolios) between the Adviser and the Company, the Adviser will act as investment adviser to the separate portfolios of the Company (the "Portfolios") specified in Schedule A; and

         WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Portfolios, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Company's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolios and the composition of the Portfolios' investment portfolios, including the purchase, retention and disposition thereof, in accordance with the Portfolios' investment objectives, policies and restrictions as stated in such Portfolios' Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (1) The Sub-Adviser shall provide supervision of the Portfolios' investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolios, and what portion of the assets will be invested or held uninvested in cash.

                  (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolios and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Portfolios' Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolios with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolios that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolios with brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

                  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

                  (4) The Sub-Adviser shall maintain all books and records with respect to the Portfolios' portfolio transactions required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

                  (5) The Sub-Adviser shall provide the Portfolios' Custodian on each business day with information relating to all transactions concerning the Portfolios' assets and shall provide the Adviser with such information upon request of the Adviser.

                  (6) (a) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

                        (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees. It is understood that the Sub-Adviser may obtain certain administrative services, including, without limitation, services relating to trade reconciliation and the production of client reports, from its parent company in carrying out its obligations under this Agreement.

                        (c) The Sub-Adviser shall keep the Portfolios' books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolios required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolios are property of the Portfolios and the Sub-Adviser will surrender promptly to a Portfolio any of such records upon that Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) Articles of Incorporation, as filed with the Secretary of State of Maryland (such Articles of Incorporation as in effect on the date of this Agreement, and as amended from time to time, are herein called the "Articles of Incorporation");

         (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement, and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

         (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolios and shares of the Portfolios' beneficial shares, and all amendments thereto;

         (e) Notification of Registration of the Portfolios under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

         (f)      Prospectus of the Portfolios.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolios, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate specified in Schedule A. This fee will be paid to the Sub-Adviser from the Adviser's advisory fee for such Portfolios.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of a Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolios, the Company or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of a Portfolio.

10. This Agreement shall be governed by the laws of the state of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

         To the Adviser at:

                             To the Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                             To the Sub-Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                             To the Company or a Portfolio at:

                                    825 Duportail Road
                                    Wayne, PA 19087

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

PILGRIM BAXTER & ASSOCIATES, LTD.          THE PBHG FUNDS, INC.


By:  ________________________________      By: _______________________________

Title: _______________________________     Title:  _____________________________



PILGRIM BAXTER VALUE INVESTORS, INC.

By:  ________________________________

Title: _______________________________

                                   SCHEDULE A
                             SUB-ADVISED PORTFOLIOS

THE PBHG FUNDS, INC.                                                  FEE
--------------------                                                  ---

         PBHG Large Cap Value Fund                                   0.50%
         PBHG Mid-Cap Value Fund                                     0.50%
         PBHG Strategic Small Company Fund                           0.50%
         PBHG Small Cap Value Fund                                   0.50%
         PBHG Focused Value Fund                                     0.40%

          EXHIBIT C -- NEW INVESTMENT AGREEMENT SUB-ADVISORY AGREEMENT
                                  (WELLINGTON)


                        INVESTMENT SUB-ADVISORY AGREEMENT



         AGREEMENT made as of this _____ day of _______, by and among Pilgrim Baxter & Associates, Ltd. (the "Adviser"), Wellington Management Company, LLP (the "Sub-Adviser"), and The PBHG Funds Inc., a Maryland corporation (the "Company").

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, pursuant to the Investment Advisory Agreement dated _______________ and Schedule A dated _______________ between the Adviser and the Company, the Adviser will act as investment adviser to PBHG Cash Reserves Fund ("the Portfolio"); and

         WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Company's Board of Directors, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's investment portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in such Portfolio's Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (1) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash.

                  (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolio that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

         (4) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

         (5) The Sub-Adviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

         (6) (a) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

              (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees.

              (c) The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to a Portfolio any of such records upon that Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                  (a) Articles of Incorporation, as filed with the Secretary of State of Maryland (such Articles of Incorporation as in effect on the date of this Agreement, and as amended from time to time, are herein called the "Articles of Incorporation");

                  (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement, and as amended from time to time, are herein called the "By-Laws");

                  (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

                  (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolio and shares of the Portfolio's beneficial shares, and all amendments thereto;

                  (e) Notification of Registration of the Portfolio under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

                  (f) Prospectus of the Portfolio.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolio, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to 0.075% of the Portfolio's average daily net assets up to and including $500 million and 0.020% of the Portfolio's average daily net assets over $500 million, but subject to a minimum annual sub-advisory fee of $50,000. This fee will be paid to the Sub-Adviser from the Adviser's advisory fee for such Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of a Portfolio,
(b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this
Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Company or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Portfolio.

10. This Agreement shall be governed by the laws of the state of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed: To the Adviser at:

                             To the Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                             To the Sub-Adviser at:

                                    75 State Street
                                    Boston, MA 02109
                                    Attn: Regulatory Affairs

                             To the Company or a Portfolio at:

                                    825 Duportail Road
                                    Wayne, PA 19087

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


PILGRIM BAXTER & ASSOCIATES, LTD.           THE PBHG FUNDS, INC.


By: ________________________________        By: _______________________________

Title: _______________________________      Title: _____________________________



WELLINGTON MANAGEMENT COMPANY, LLP


By: ________________________________

Title: _______________________________

      EXHIBIT D -- NEW INVESTMENT SUB-ADVISORY AGREEMENT (MURRAY JOHNSTONE)


                        INVESTMENT SUB-ADVISORY AGREEMENT



         AGREEMENT made as of this _____ day of _______, by and among Pilgrim Baxter & Associates, Ltd. (the "Adviser"), Murray Johnstone International Ltd. (the "Sub-Adviser"), and The PBHG Funds, Inc., a Maryland corporation (the "Company").

         WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, pursuant to the Investment Advisory Agreement dated _______________ and Schedule A dated _______________ (as such Schedule may be amended from time to time to add or delete new portfolios) between the Adviser and the Company, the Adviser will act as investment adviser to the PBHG International Fund (the "Fund"); and

         WHEREAS, the Adviser and the Company each desire to retain the Sub-Adviser to provide investment advisory services to the Company in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1 (a). Subject to supervision by the Adviser and the Company's Board of Directors, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in such Fund's Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

                  (1) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash.

                  (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in such Fund's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Fund with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with brokers, subject to review by the Company's Board of Directors from time to time with respect to the extent and continuation of this prac-tice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

                  On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

         (4) The Sub-Adviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7),
(9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Company's Board of Directors such periodic and special reports as the Company's Board of Directors may reasonably request.

         (5) The Sub-Adviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such information upon request of the Adviser.

         (6) (a) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Company.

             (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's officers or employees. It is understood that the Sub-Adviser may obtain certain administrative services, including, without limitation, services relating to trade reconciliation and the production of client reports, from its parent company in carrying out its obligations under this Agreement.

             (c) The Sub-Adviser shall keep the Fund's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to a Portfolio any of such records upon that Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                  (a) Articles of Incorporation, as filed with the Secretary of State of Maryland (such Articles of Incorporation as in effect on the date of this Agreement, and as amended from time to time, are herein called the "Articles of Incorporation");

                  (b) By-Laws of the Company (such By-Laws, as in effect on the date of this Agreement, and as amended from time to time, are herein called the "By-Laws");

                  (c) Certified resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

                  (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's beneficial shares, and all amendments thereto;

                  (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

                  (f) Prospectus of the Fund.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Fund, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to 0.50% of the Fund's average daily net assets. This fee will be paid to the Sub-Adviser from the Adviser's advisory fee for such Fund.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of a Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, the Company or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of a Portfolio.

10. This Agreement shall be governed by the laws of the state of Maryland; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                             To the Adviser at:

                                    825 Duportail Road
                                    Wayne, PA 19087

                             To the Sub-Adviser at:

                                    11 West Nile Street
                                    Glasgow, Scotland

                             To the Company or a Portfolio at:

                                    825 Duportail Road
                                    Wayne, PA 19087

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

PILGRIM BAXTER & ASSOCIATES, LTD.           THE PBHG FUNDS, INC.


By: ________________________________        By: _______________________________

Title: _______________________________      Title: _____________________________



MURRAY JOHNSTONE INTERNATIONAL LTD.

By: ________________________________

Title: _______________________________

                       EXHIBIT E -- PLAN OF REORGANIZATION


                              THE PBHG FUNDS, INC.

                      AGREEMENT AND PLAN OF REORGANIZATION



         AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of October __, 2000, is entered into by and between The PBHG Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and PBHG Funds, a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

                                   BACKGROUND

         The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of common stock representing interests in seventeen separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

         The Board of Directors of the Company has designated multiple classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

         The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization (the "Reorganization"), the Board of Trustees of the Trust has established seventeen series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

         The Reorganization will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

         The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background of this Agreement. In addition, the following terms shall have the following meanings:

         1.1. "ASSETS" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

         1.2. "CLOSING" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

         1.3.  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         1.4. "CURRENT FUND" shall mean each of the Company's series portfolios listed on Schedule A.

         1.5. "CURRENT FUND CLASS" shall mean each class of common stock of the Company representing an interest in a Current Fund as listed on Schedule B.

         1.6. "CURRENT FUND SHARES" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.

         1.7.  "EFFECTIVE TIME" shall have the meaning set forth in Section 3.1.

         1.8. "LIABILITIES" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

         1.9. "NEW FUND" shall mean each of the series portfolios of the Trust, each of which shall correspond to one of the Current Funds as shown on Schedule A.

         1.10. "NEW FUND CLASs" shall mean each class representing an interest in a New Fund, each of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

         1.11. "NEW FUND SHARES" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

         1.12. "REGISTRATION STATEMENT" shall have the meaning set forth in
Section 5.4.

         1.13. "RIC" shall mean a regulated investment company under Subchapter M of the Code.

         1.14. "SEC" shall mean the Securities and Exchange Commission.

         1.15. "SHAREHOLDER(S)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

         1.16.    "SHAREHOLDERS MEETING" shall have the meaning set forth in
Section 5.1.

         1.17.    "TRANSFER AGENt" shall have the meaning set forth in Section
2.2.

         1.18. "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

2.       PLAN OF REORGANIZATION

         2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:
                  (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule

B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B that are issued and outstanding immediately prior to the Effective Time; and

                  (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

         2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to paragraph 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, if any, shall simultaneously be deemed to have been redeemed by the Company. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

         2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 2.2, the Company shall dissolve its existence as a corporation under Maryland law.

         2.4 Any transfer taxes payable on the issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

         2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain, its responsibility up to and including the date on which it is terminated.

3.       CLOSING

         3.1 The Closing shall occur at the principal office of the Company on March 31, 2001, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

         3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or a provision for payment has been made.

         3.3 The Company's transfer agent shall deliver to the Trust's transfer agent at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective

Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

         (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

         (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

                  (c) Each Current Fund is a duly established and designated series of the Company;

                  (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;
                  (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

                  (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

                  (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

                  (i) The total adjusted basis of the Assets of each Current Fund transferred to each New Fund will equal or exceed the sum of the Liabilities to be assumed by each New Fund, plus the amount of Liabilities, if any, to which the transferred Assets are subject;

                  (j) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

                  (k) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

                  (l) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

                  (m) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

                  (n) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

                  (o) Each Current Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.

         4.2 The Trust represents and warrants on its own behalf, and on behalf of each New Fund, as follows:

                  (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

                  (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

                  (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

                  (d) No New Fund has commenced operations nor will any New Fund commence operations until after the Closing;

                  (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in paragraph 5.2;

                  (f) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

                  (g) Each New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

                  (h) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New

Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

                  (i) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

                  (j) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

                  (k) Each New Fund will pay its respective expenses, if any, incurred in connection with the Reorganization.

         4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

                  (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be approximately equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

                  (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

                  (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                  (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount;

                  (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets; and

                  (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets and no consideration other than New Fund Shares will be received by the Shareholders in connection with the Reorganization.

5.       COVENANTS

         5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

         5.2 The Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund that corresponds to a Current Fund Class to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

         5.3 Prior to the Closing, the Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into an Investment Advisory Agreement, one or more Sub-Advisory Agreements, an Administrative Services Agreement, Shareholder Services Agreement, Sub-Shareholder Services Agreement, Shareholder Web Services Agreement, Sub-Administrative Services Agreement, Distribution Agreement, Custodian Agreements, and an Agency Agreement; shall adopt service plans pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

         5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.       CONDITIONS PRECEDENT

         The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

         6.1 The Shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

         6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

         6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel upon request) and the certificates delivered pursuant to
Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                  (a) The transfer of the Assets of each Current Fund to the corresponding New Fund pursuant to the Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (b) No gain or loss will be recognized to a Current Fund on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of New Fund Shares to the Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

                  (c) No gain or loss will be recognized to a New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

                  (d) Each New Fund's basis for the Assets will be the same as the basis thereof in the corresponding Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

                  (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

                  (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for the Current Fund Shares constructively surrendered, provided that the New Fund Shares are held as capital assets by the Shareholder at the Effective Time.

         6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

         At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

7.       EXPENSES

         Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.       ENTIRE AGREEMENT

         Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.       AMENDMENT

         This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.      TERMINATION

         This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's Shareholders:

         10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 2001; or

         10.2 By the parties' mutual agreement.

         Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.      MISCELLANEOUS

         11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust's Agreement and Declaration of Trust.


         IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


Attest:                                THE PBHG FUNDS, INC.,
                                          on behalf of each of its series
                                          listed in Schedule A to this
                                          Agreement

________________________________       By:____________________________________

                                       Title:___________________________________


                                       PBHG FUNDS
Attest:                                   on behalf of each of its series
                                          listed in Schedule A to this
                                          Agreement

________________________________       By:____________________________________

                                       Title:___________________________________

                                   SCHEDULE A

   SERIES OF THE PBHG FUNDS, INC.             CORRESPONDING SERIES OF
      (each a "Current Fund")                        PBHG FUNDS
                                               (each a "New Fund")

PBHG Growth Fund                           PBHG Growth Fund
PBHG Emerging Growth Fund                  PBHG Emerging Growth Fund
PBHG New Opportunities Fund                PBHG New Opportunities Fund
PBHG Large Cap Growth Fund                 PBHG Large Cap Growth Fund
PBHG Select Equity Fund                    PBHG Select Equity Fund
PBHG Core Growth Fund                      PBHG Core Growth Fund
PBHG Limited Fund                          PBHG Limited Fund
PBHG Large Cap 20 Fund                     PBHG Large Cap 20 Fund
PBHG Large Cap Value Fund                  PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund                    PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund                  PBHG Small Cap Value Fund
PBHG Focused Value Fund                    PBHG Focused Value Fund
PBHG International Fund                    PBHG International Fund
PBHG Cash Reserves Fund                    PBHG Cash Reserves Fund
PBHG Technology & Communications Fund      PBHG Technology & Communications Fund
PBHG Strategic Small Company Fund          PBHG Strategic Small Company Fund
PBHG Global Technology &                   PBHG Global Technology &
  Communications Fund                        Communications Fund
PBHG Wireless & Telecom Fund*              PBHG Wireless & Telecom Fund

* Shares of this Current Fund are or will be registered with the SEC shortly.

         SCHEDULE B                             CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                         EACH NEW FUND

PBHG Growth Fund                           PBHG Growth Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Emerging Growth Fund                  PBHG Emerging Growth Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG New Opportunities Fund                PBHG New Opportunities Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Large Cap Growth Fund                 PBHG Large Cap Growth Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Select Equity Fund                    PBHG Select Equity Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Core Growth Fund                      PBHG Core Growth Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Limited Fund                          PBHG Limited Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Large Cap 20 Fund                     PBHG Large Cap 20 Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Large Cap Value Fund                  PBHG Large Cap Value Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Mid-Cap Value Fund                    PBHG Mid-Cap Value Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Small Cap Value Fund                  PBHG Small Cap Value Fun
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Focused Value Fund                    PBHG Focused Value Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG International Fund                    PBHG International Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Cash Reserves Fund                    PBHG Cash Reserves Fund
          PBHG Class                              PBHG Class
          Advisor Class                           Advisor Class

PBHG Technology & Communications Fund      PBHG Technology & Communications Fund
          PBHG Class                                    PBHG Class
          Advisor Class                                 Advisor Class

  CLASSES OF EACH CURRENT FUND                 CORRESPONDING CLASSES OF
                                                     EACH NEW FUND

PBHG Strategic Small Company Fund        PBHG Strategic Small Company Fund
          PBHG Class                            PBHG Class
          Advisor Class                         Advisor Class

PBHG Global Technology & Communications  PBHG Global Technology & Communications
  Fund                                       Fund
          PBHG Class                            PBHG Class
          Advisor Class                         Advisor Class

PBHG Wireless & Telecom Fund               PBHG Wireless & Telecom Fund
          PBHG Class                            PBHG Class
          Advisor Class                         Advisor Class

                                   SCHEDULE 1
                   ADVISORY FEES PAID AND ADVISORY FEES WAIVED
                 Under THE FORMER INVESTMENT ADVISORY AGREEMENT
                      for FISCAL YEAR ENDED MARCH 31, 2000

         The amount of advisory fees paid by each Fund to Pilgrim Baxter & Associates, Ltd. under the Former Investment Advisory Agreement for the fiscal year ended March 31, 2000 is set forth below under the column "Advisory Fees Paid." The amount of advisory fees waived for each Fund by Pilgrim Baxter & Associates, Ltd. under the expense limitation agreements for the fiscal year ended March 31, 2000 is set forth below under the column "Advisory Fees Waived."
Note: No advisory fees paid or waived are listed for PBHG Global Technology & Communications Fund because it had not commenced operations as of March 31, 2000.


-------------------------------------------------------------------------------------------------------------------
                                                          Advisory Fees              Advisory Fees
Fund                                                          Paid                       Waived
-------------------------------------------------------------------------------------------------------------------
PBHG Growth                                              $   32,748,339                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                                     $    7,263,497                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities                                   $    1,418,924                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                                    $    1,148,240                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                                       $    4,326,181                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                                         $      941,429                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Limited                                             $    1,142,585                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                                        $    5,274,451                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                                     $      245,217                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                                       $      364,163                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                                     $      702,546                  $57,833
-------------------------------------------------------------------------------------------------------------------
PBHG Focused Value                                       $       48,688                   $2,849
-------------------------------------------------------------------------------------------------------------------
PBHG International                                       $      116,700                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                                       $      582,869                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications                         $   12,141,268                       $0
-------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company                             $      537,130                  $24,537
-------------------------------------------------------------------------------------------------------------------

       SCHEDULE 2 - OTHER INVESTMENT COMPANIES ADVISED BY PILGRIM BAXTER


------------------------------------------------------------------------------------------------------------------------------------
                                                                        NET ASSETS                              EXPENSE LIMITATION/
                                        INVESTMENT                    ($ MIL) AS OF                               FEE RATE PAID
          FUND                           OBJECTIVE                       10/31/00                   FEE           AFTER WAIVER
------------------------------------------------------------------------------------------------------------------------------------
PBHG Growth II                     Growth                          $  482,162,608               0.85%           1.20%
Portfolio                                                                                       0.85%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap                     Large Cap Growth                $   81,312,386               0.75%           1.10%
Growth Portfolio                                                                                0.68%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select Value                  Large Cap Value                 $   73,440,367               0.65%           1.00%
Portfolio                                                                                       0.65%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select 20 Portfolio           Growth                          $  922,330,865               0.85%           1.20%
                                                                                                0.85%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                 Mid-Cap Value                   $      851,794               0.85%           1.20%
Portfolio                                                                                       0.00%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value               Small Cap Value                 $  225,833,641               1.00%           1.20%
Portfolio                                                                                       0.91%
------------------------------------------------------------------------------------------------------------------------------------
PBHG Technology &                  Technology                      $1,949,144,495               0.85%           1.20%
Communications Portfolio                                                                        0.85%
------------------------------------------------------------------------------------------------------------------------------------
WRL PB Mid Cap Growth              Mid Cap Growth                  $  265,457,054               0.50% to        No expense
(Sub-adviser)                                                                                   $100 million;   limitation on
                                                                                                0.40% above     receipt of
                                                                                                $100 million    sub-advisory
                                                                                                                fees
------------------------------------------------------------------------------------------------------------------------------------
DEX PB Mid Cap Growth              Mid Cap Growth                  $  147,604,939               0.50% to        No expense
(Sub-adviser)                                                                                   $100 million;   limitation on
                                                                                                0.40% above     receipt of
                                                                                                $100 million    sub-advisory
                                                                                                                fees
------------------------------------------------------------------------------------------------------------------------------------
Ohio National Fund                 Growth                          $   45,284,286               0.75% to        No expense
Inc (Sub-adviser)                                                                               $50 million;    limitation on
                                                                                                0.70% above     receipt of
                                                                                                $50 million     sub-advisory
                                                                                                to $150         fees
                                                                                                million; 0.50%
                                                                                                above $150
                                                                                                million
------------------------------------------------------------------------------------------------------------------------------------
ONE Fund, Inc                      Growth                          $    7,911,774               0.75% to        No expense
(Sub-adviser)                                                                                   $50 million;    limitation on
                                                                                                0.70% above     receipt of
                                                                                                $50 million     sub-advisory
                                                                                                to $150         fees
                                                                                                million; 0.50%
                                                                                                above $150
                                                                                                million
------------------------------------------------------------------------------------------------------------------------------------
IDEX PB Technology                 Technology                      $  87,153,157                0.55% to        No expense
(Sub-adviser)                                                                                   $100 million;   limitation on
                                                                                                0.50% above     receipt of
                                                                                                $100 million    sub-advisory
                                                                                                                fees
------------------------------------------------------------------------------------------------------------------------------------

       SCHEDULE 3 - OTHER INVESTMENT COMPANIES ADVISED BY VALUE INVESTORS


------------------------------------------------------------------------------------------------------------------------------------
                                                                     NET ASSETS
                                   INVESTMENT                       ($ MIL) AS OF                                    EXPENSE
      FUND                          OBJECTIVE                         10/31/00                       FEE            LIMITATION
------------------------------------------------------------------------------------------------------------------------------------
PBHG Select                        Large Cap Value                 $ 73,440,367                     0.40%           No expense
Value Portfolio                                                                                                     limitation
                                                                                                                   agreement with
                                                                                                                   the Portfolio
------------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap                        Mid-Cap Value                  $    851,794                     0.50%           No expense
Value Portfolio                                                                                                     limitation
                                                                                                                   agreement with
                                                                                                                   the Portfolio
------------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap                     Small Cap Value                 $225,833,641                     0.65%           No expense
Value Portfolio                                                                                                     limitation
                                                                                                                   agreement with
                                                                                                                   the Portfolio
------------------------------------------------------------------------------------------------------------------------------------

         SCHEDULE 4 - OTHER INVESTMENT COMPANIES ADVISED BY WELLINGTON

------------------------------------------------------------------------------------------------------------------------------------
                                                               NET ASSETS                                              ADVISORY
                                   INVESTMENT                 ($ MIL) AS OF                                              FEE
        FUND                        OBJECTIVE                   10/31/00                       FEE                      WAIVER
------------------------------------------------------------------------------------------------------------------------------------
SEI Daily                       Money Market                    $1,160                 0.075% to $500                From time to
Income Trust--                                                                         million; 0.02%              time, a voluntary
Money Market*                                                                          above $500                   fee waiver may
                                                                                       million                          apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Daily                       Money Market                    $4,547                 0.075% to $500                From time to
Income Trust--                                                                         million; 0.02%              time, a voluntary
Prime Obligation*                                                                      above $500                   fee waiver may
                                                                                       million                          apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Daily                       Money Market                    $4,547                 0.075% to $500                From time to
Income Trust--                                                                         million; 0.02%              time, a voluntary
Prime Obligation*                                                                      above $500                   fee waiver may
                                                                                       million                          apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Liquid Asset                Money Market                    $1,471                 0.075% to $500                From time to
Trust- Prime                                                                           million; 0.02%              time, a voluntary
Obligation *                                                                           above $500                   fee waiver may
                                                                                       million                          apply
------------------------------------------------------------------------------------------------------------------------------------
SEI Insurance                   Money Market                      $5                   0.075% to $500                 No waiver
Products Trust-                                                                        million; 0.02%
VP Prime                                                                               above $500
Obligation                                                                             million
------------------------------------------------------------------------------------------------------------------------------------
Bishop Street-                  Money Market                     $313                  0.075% to $500                 No waiver
Money Market                                                                           million; 0.02%
Fund                                                                                   above $500
                                                                                       million
------------------------------------------------------------------------------------------------------------------------------------
Golden Oak                      Money Market                     $127                  0.075% to $500                 No waiver
Prime Obligation                                                                       million; 0.02%
Portfolio*                                                                             above $500
                                                                                       million
------------------------------------------------------------------------------------------------------------------------------------
OVB Prime                       Money Market                      $64                  0.075% to $500                 No waiver
Obligations                                                                            million; 0.02%
Portfolio*                                                                             above $500
                                                                                       million
------------------------------------------------------------------------------------------------------------------------------------
Anchor Series                   Money Market                      $61                  0.075% to $500                 No waiver
Trust                                                                                  million; 0.02%
                                                                                       above $500
                                                                                       million
------------------------------------------------------------------------------------------------------------------------------------

* Fee schedule is applied to aggregate 2a-7 assets within the trust.

      SCHEDULE 5 - OTHER INVESTMENT COMPANIES ADVISED BY MURRAY JOHNSTONE

------------------------------------------------------------------------------------------------------------------------------------
                                                             NET ASSETS                                                ADVISORY FEE
                                INVESTMENT                  ($ MIL) AS OF                                                RATE PAID
        FUND                     OBJECTIVE                    10/31/00                         FEE                     AFTER WAIVER
------------------------------------------------------------------------------------------------------------------------------------
Calvert World                 International                    $ 259                     0.45% to $250                   N/A
Values (sub-                  (Social Values)                                            million; 0.425%
adviser)                                                                                 above $250
                                                                                         million
------------------------------------------------------------------------------------------------------------------------------------
UAM MJI Fund                  International                   $ 36,7                     0.75%                          0.74%
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 6 - CURRENT FUNDAMENTAL RESTRICTIONS

PBHG Growth Fund may not:

       1. Make loans, except that the Portfolio, in accordance with its investment objective and policies, may (i) purchase debt instruments, and (ii) enter into repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Portfolio, would exceed 15% of the value of its net assets.

       2. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under the 1933 Act in connection with the sale of portfolio securities.

       3. Purchase or sell commodities or commodity contracts, except that the Portfolio, in accordance with its investment objective and policies, may enter into futures contracts and options thereon.

       4. Purchase or sell real estate, or real estate investment partnerships.

       5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

       6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except with respect to the Portfolio, up to 25% of its assets may be invested without regard to these limits.

       7. Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to (i) secure permitted borrowings, or (ii) as may be necessary in connection with the Portfolio's use of options and futures contracts.

       8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

       9. Invest in interests in oil, gas or other mineral exploration or development programs.

       10. Purchase or write puts, calls or combinations thereof, except that the Portfolio may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, the Portfolio (as a matter of operating policy) will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Portfolio exceeds 25% of the market value of that Portfolio's net assets.

       11. Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone) and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

       12. Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 33 1/3% of the total assets of the

            PBHG Growth Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making additional investments.


Each of PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Strategic Small Company Fund and PBHG Global Technology & Communications Fund may not:


       1. Make loans, except that each Portfolio, in accordance with that Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements. In addition, the PBHG Limited Fund, the PBHG Large Cap 20 Fund, the PBHG Large Cap Value Fund, the PBHG Mid-Cap Value Fund, the PBHG Small Cap Value Fund, the PBHG International Fund, PBHG Strategic Small Company Fund and the PBHG Global Technology & Communications Fund may each lend its portfolio securities in an amount not exceeding one-third the value of its total assets.

       2. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

       3. Purchase or sell commodities or commodity contracts, except that a Portfolio, in accordance with its objectives and policies, may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into futures contracts and options thereon.

       4. Purchase or sell real estate or real estate partnership interests, except that this limitation shall not prevent a Portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts that deal with real estate or interests therein.

       5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

       6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except with respect to the Portfolio, up to 25% of its assets may be invested without regard to these limits. This limitation does not apply to the PBHG Large Cap 20 Fund, the PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund or the PBHG Cash Reserves Fund.

            In addition, for purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

       7. Invest 25% or more of its total assets at the time of purchase in securities of one or more issuers (other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance).

            With respect to the PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund, up to 50% of the Fund's assets may be invested without regard to these limits.

       8. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets (except not exceeding 33 1/3% of the value of total assets with respect to the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value
            Fund). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

       9.   Invest in companies for the purpose of exercising control.

       10. Pledge, mortgage or hypothecate assets, except: (i) to secure temporary borrowings permitted by each Portfolio's limitation on permitted borrowings; or (ii) in connection with permitted transactions regarding options and futures contracts and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the occurrence of such pledge, mortgage or hypothecation.

       11. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

       12. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

       13. Invest in interests in oil, gas or other mineral exploration or development programs and, except for the PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund, invest in oil, gas or mineral leases.


Each of PBHG Focused Value Fund and PBHG New Opportunities Fund may not:

       1. Make loans except that each such Portfolio, in accordance with its investment objective and policies, may (i) purchase debt obligations, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

       2. Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

       3. Purchase or sell commodities or commodity contracts, except that each such Portfolio, in accordance with its investment objective and policies, may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

       4. Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent any such Portfolio from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

       5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Portfolio's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

       6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer, except that up to 25% of its assets may be invested without regard to these limits.

            This limitation does not apply to the PBHG Focused Value Fund. For purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

       7. Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone) and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

       8. Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to 33 1/3% of the total assets of the PBHG Focused Value Fund and the PBHG New Opportunities Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments.

                      SCHEDULE 7 - OTHER MATERIAL PAYMENTS

         The following chart sets forth the fees paid during the fiscal year ended March 31, 2000 by each Fund to PBHG Fund Services, a wholly-owned subsidiary of Pilgrim Baxter, for administrative services and shareholder services. These services will continue to be provided by PBHG Fund Services if the New Investment Advisory Contract with Pilgrim Baxter is approved. Note: No fees are listed for PBHG Global Technology & Communications Fund because it had not commenced operations as of March 31, 2000.

--------------------------------------------------------------------------------
                                                         ADMINISTRATIVE AND
                                                         SHAREHOLDER SERVICES
                                                         FEES PAID TO PBHG
FUND                                                     FUND SERVICES
--------------------------------------------------------------------------------
PBHG Growth Fund                                         $   7,176,371
--------------------------------------------------------------------------------
PBHG Emerging Growth Fund                                $   1,737,835
--------------------------------------------------------------------------------
PBHG Large Cap Growth Fund                               $     345,689
--------------------------------------------------------------------------------
PBHG Select Equity Fund                                  $     987,750
--------------------------------------------------------------------------------
PBHG Core Growth Fund                                    $     278,812
--------------------------------------------------------------------------------
PBHG Limited Fund                                        $     235,776
--------------------------------------------------------------------------------
PBHG Large Cap 20 Fund                                   $   1,252,693
--------------------------------------------------------------------------------
PBHG New Opportunities Fund                              $     248,714
--------------------------------------------------------------------------------
PBHG Large Cap Value Fund                                $     108,567
--------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund                                  $     100,613
--------------------------------------------------------------------------------
PBHG Small Cap Value Fund                                $     139,712
--------------------------------------------------------------------------------
PBHG Focused Value Fund                                  $      15,287
--------------------------------------------------------------------------------
PBHG International Fund                                  $      41,701
--------------------------------------------------------------------------------
PBHG Cash Reserves Fund                                  $     396,619
--------------------------------------------------------------------------------
PBHG Technology & Communications Fund                    $   2,662,687
--------------------------------------------------------------------------------
PBHG Strategic Small Company Fund                        $     123,251
--------------------------------------------------------------------------------

                                   SCHEDULE 8
                     PRINCIPAL EXECUTIVE OFFICER & DIRECTORS
                      OF PILGRIM BAXTER AND VALUE INVESTORS

    OFFICERS & DIRECTORS OF THE PBHG FUNDS, INC. WHO ARE OFFICERS, EMPLOYEES,
                 DIRECTORS OF PILGRIM BAXTER AND VALUE INVESTORS

         The following table provides information with respect to the principal executive officer and the directors of Pilgrim Baxter and Value Investors and officers and directors of The PBHG Funds, Inc., all of whose business address is 825 Duportail Road, Wayne, Pennsylvania 19087.


PILGRIM BAXTER (*)
------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Position with
        Name                                      Pilgrim Baxter                          Principal Occupation
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter                               Director, Chairman of                            Same
                                               the Board and Chief
                                               Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                                Director, President and                          Same
                                               Chief Investment
                                               Officer
------------------------------------------------------------------------------------------------------------------------------------


VALUE INVESTORS
---------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Position with
        Name                                           Pilgrim Baxter                     Principal Occupation
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter                                Director, Chairman of                           Same
                                                the Board and Chief
                                                Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                                 Director, President and                         Same
                                                Chief Investment Officer
------------------------------------------------------------------------------------------------------------------------------------
Eric C. Schneider                               Treasurer, Chief Financial                      Same
                                                Officer, Controller
------------------------------------------------------------------------------------------------------------------------------------


THE PBHG FUNDS, INC.
--------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Position with                  Position with                Position with
        Name                                     The PBHG Funds, Inc.              Pilgrim Baxter               Value Investors
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter                                Chairman/Director                   Director/CEO                   Director/CEO
                                                                                     Chairman                       Chairman
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                                 President                      Director/President CIO           Director/President
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr                                    Vice President/                   General Counsel/               General Counsel/
                                                Secretary                             Secretary                      Secretary
------------------------------------------------------------------------------------------------------------------------------------
Meghan M. Mahon                                 Vice President/                       Counsel/                       Counsel/
                                                Assistant Secretary              Assistant Secretary            Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Matthew R. DiClemente                           Assistant Secretary                Legal Assistant                Legal Assistant
------------------------------------------------------------------------------------------------------------------------------------


(*)  Effective January 1, 2001, the number of directors on Pilgrim Baxter's Board of Directors will be increased from two to seven. As of the date of this proxy, the names of the individuals to fill the five newly created director seats have not been finalized, although it is expected that 4 representatives from Old Mutual and 1 representative from Pilgrim Baxter will fill these newly created seats.

      SCHEDULE 9 - PRINCIPAL EXECUTIVE OFFICERS AND PARTNERS OF WELLINGTON

The following table provides information with respect to the principal executive officers and partners of Wellington, all of whose business address is Wellington Management Company, 75 State Street, Boston, MA 02109

-------------------------------------------------------------------------------------------------------------------------------
        Name                               Position with Wellington                                     Principal Occupation
-------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Abrams                          General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Nicholas C. Adams                          General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Rand L. Alexander                          General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Deborah L. Allinson                        General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
James H. Averill                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Karl E. Bandtel                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Mark J. Beckwith                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Marie-Claude Bernal                        General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
William N. Booth                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Paul Braverman                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Robert A. Bruno                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Maryann E. Carroll                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Pamela Dippel                              General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Robert L. Evans                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Lisa d. Finkel                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Charles T. Freeman                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Laurie A. Gabriel                          Managing General Partner                                     Same
-------------------------------------------------------------------------------------------------------------------------------
John H. Gooch                              General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Nicholas P. Greville                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Paul Hamel                                 General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Lucius T. Hill, III                        General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Paul D. Kaplan                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
John C. Keogh                              General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
George C. Lodge, Jr.                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Nancy T. Lukitsh                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Mark T. Lynch                              General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Christine S. Manfredi                      General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Patrick J. McCloskey                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Earl E. McEvoy                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Duncan M. McFarland                        Managing General Partner                                     Same
-------------------------------------------------------------------------------------------------------------------------------
Paul M. Mecray III                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Matthew E. Megargel                        General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
James N. Mordy                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Diane C. Nordin                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Stephen T. O'Brien                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Edward P. Owens                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Saul J. Pannell                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Thomas L. Pappas                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Jonathan M. Payson                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------



                                      S-12


Philip H. Perelmuter                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Robert D. Rands                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Eugene E. Record, Jr.                      General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
James A. Rullo                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
John R. Ryan                               Managing General Partner                                     Same
-------------------------------------------------------------------------------------------------------------------------------
Joseph H. Schwartz                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Theodore E. Shasta                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Binkley C. Shorts                          General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Trond Skramstad                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Catherine A. Smith                         General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Stephen A. Soderberg                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Eric Stromquist                            General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Brendan J. Swords                          General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Harriett Tee Taggart                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Perry M. Traquina                          General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Gene R. Tremblay                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Michael A. Tyler                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Mary Ann Tynan                             General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Clare Villari                              General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Ernst H. von Metzsch                       General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
James L. Walters                           General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Kim Williams                               General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------
Francis V. Wisneski                        General Partner & Senior Vice President                      Same
-------------------------------------------------------------------------------------------------------------------------------

           SCHEDULE 10 - PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                                MURRAY JOHNSTONE

The following table provides information with respect to the principal executive officer and directors of Murray Johnstone, all of whose business address is John Hancock Center, 875 No. Michigan Avenue, Suite 3640, Chicago, Illinois 60611.


-------------------------------------------------------------------------------------------------------------------
        Name                        Position with Murray Johnstone                       Principal Occupation
-------------------------------------------------------------------------------------------------------------------
C. Giles H. Weaver                  Director, Executive Chairman                         Same
-------------------------------------------------------------------------------------------------------------------
A. David MacLellan                  Managing Director                                    Same
-------------------------------------------------------------------------------------------------------------------

           SCHEDULE 11 - BROKERAGE COMMISSIONS PAID TO SEI INVESTMENTS DISTRIBUTION CO. FOR THE FISCAL YEAR ENDED MARCH 31, 2000

         The following chart sets forth the aggregate amount of brokerage commissions paid by each Fund to SEI Investments Distribution Co., distributor for The PBHG Funds, Inc. for the fiscal year ended March 31, 2000 and the percentage of each Fund's aggregate brokerage commissions paid to SEI Investments Distribution Co. for the fiscal year ended March 31, 2000. These commissions were paid to SEI Investments Distribution Co. in connection with repurchase agreement transactions. Note: No commission information is listed for PBHG Global Technology & Communications Fund because it had not commenced operations as of March 31, 2000.


-------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE AMOUNT OF                             PERCENT OF AGGREGATE
                                                  BROKERAGE COMMISSIONS                           BROKERAGE COMMISSIONS
                                                  PAID TO SEI INVESTMENTS                         PAID TO SEI INVESTMENTS
FUND                                              DISTRIBUTION CO.                                DISTRIBUTION CO.
-------------------------------------------------------------------------------------------------------------------------
PBHG Growth                                       $     113,877                                                7%
-------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                              $      38,328                                                7%
-------------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities                            $       2,596                                                1%
-------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                             $       3,174                                                1%
-------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                                $      23,035                                                5%
-------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                                  $       2,359                                                1%
-------------------------------------------------------------------------------------------------------------------------
PBHG Limited                                      $       5,926                                               17%
-------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                                 $      20,174                                                3%
-------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value                              $         891                                                0%
-------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                                $       1,007                                                0%
-------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value                              $       1,639                                                0%
-------------------------------------------------------------------------------------------------------------------------
PBHG Focused Value                                $         233                                                0%
-------------------------------------------------------------------------------------------------------------------------
PBHG International                                          N/A                                                0%
-------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                                          N/A                                                0%
-------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications                  $      29,620                                                1%
-------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company                      $       1,023                                                0%
-------------------------------------------------------------------------------------------------------------------------

       SCHEDULE 12 - BENEFICIAL OWNERS OF 5% OR MORE OF EACH FUNDS SHARES
                             AS OF NOVEMBER 17, 2000


-------------------------------------------------------------------------------------------------------------------
Fund                                                            5% of More Beneficial Owners
-------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund

PBHG Class:
Fidelity Investments Institutional Operations Co                15.63%
As Agent for Certain Employee Benefit Plans
100 Magellan Way
Covington, Kentucky 4105-1999

Charles Schwab & Co Inc.                                        11.12%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94194-4122

Connecticut General Life Insurance                              8.18%
401 K Plan M-110
350 Church Street
PO Box 2975
Hartford, Connecticut 06104-2975

National Financial Services Corp.                               6.06%
For the Exclusive Benefit of Our Cust
P.O. Box 3908
Church Street Station
New York, New York 10008-3908


Advisor Class:

The Travellers Insurance Company                                82.48%
Attn Roger Ferland 5MS (4L)
1 Tower Sq
Hartford, Connecticut 06183-0002

Wilmington Trust Company                                        16.35%
FBO Allied Waste 401(k) Plan
A/C 44607-6
U/A 2/1/98
PO Box 8971
Wilmington, Delaware 19899-8971


PBHG Emerging Growth Fund

Fidelity Investments Institutional Operations Co                15.10%
As Agent for Certain Employee Benefit Plans
100 Magellan Way
Covington, Kentucky 41015-1999


                                      S-16


Putnam Fiduciary Trust Company                                  10.90%
FBO TRW Employee Stock Ownership
& Savings Plan
Putnam Investments DCPA-Location 40
PO Box 9740
Providence, Rhode Island 02940-9740

Charles Schwab & Co Inc.                                        10.32%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

Chase Manhattan Bank Tr                                         10.23%
NY State Deferred Compensation Plan
Attn Gladstone Stephenson
4 New York Plz FL 2
New York, New York 10004-2413


National Financial Services Corp                                7.68%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


PBHG New Opportunities Fund


National Financial Services Corp                                10.23%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        7.03%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


PBHG Large Cap Growth Fund


National Financial Services Corp                                15.63%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908



                                      S-17


Charles Schwab & Co Inc.                                        36.78%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


PBHG Select Equity Fund

National Financial Services Corp                                23.90%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        27.11%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


PBHG Core Growth Fund

National Financial Services Corp                                13.76%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        16.33%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


PBHG Limited Fund

Charles Schwab & Co Inc.                                        10.09%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


PBHG Large Cap 20 Fund

National Financial Services Corp                                15.56%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


                                      S-18


Charles Schwab & Co Inc.                                        30.85%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


PBHG Large Cap Value Fund

National Financial Services Corp                                19.53%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        32.84%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


National Investor Services Corp                                 5.91%
For Exclusive Benefit of Customers
55 Water Street FL 32
New York, New York 10041-3299


PBHG Mid-Cap Value Fund

National Financial Services Corp                                18.33%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        33.54%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122


National Investor Services Corp                                 5.70%
For Exclusive Benefit of Customers
55 Water Street FL 32
New York, New York 10041-3299

Donaldson Lufkin & Jenrette                                     9.61%
Transfer Department 5th Floor
PO Box 2052
Jersey City, NJ 07303-2052



                                      S-19


PBHG Small Cap Value Fund


National Financial Services Corp                                13.06%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        20.46%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

Northern Trust Co FBO                                           33.51%
Arthur Andersen
LLP US Profit Sharing and 401(K) TR
PO Box 92956
Chicago, Illinois 60675-2956


PBHG Focused Value Fund

National Financial Services Corp                                20.77%
For the Exclusive Benefit of Our Cust
PO Box 3908
Church Street Station
New York, New York 10008-3908


Charles Schwab & Co Inc.                                        23.62%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

FTC & Co                                                        8.85%
Attn Datalynx-House Account
PO Box 173736
Denver, Colorado 80217-3736


PBHG International Fund

Charles Schwab & Co Inc.                                        10.25%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp                                8.04%
For the Exclusive Ben of Our Cust
1055 Franklin Ave Ste 100
Garden City, New York 11530-2903
PBHG Cash Reserves Fund


                                      S-20


Investec Ernst & Company                                        22.28%
088-21923-21
Attn Mutual Funds
One Battery Park Plaza
New York, New York 10004-1405

Strategic Investors LLC                                         5.05%
C/O Securities Trading Group
4111 E. 37th St N
Wichita, Kansas, 67220-3203


PBHG Technology & Communications Fund

Charles Schwab & Co Inc.                                        23.50%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp                                24.64%
For the Exclusive Ben of Our Cust
1055 Franklin Ave Ste 100
Garden City, New York 11530-2903


PBHG Strategic Small Company Fund

Charles Schwab & Co Inc.                                        16.50%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp                                25.34%
For the Exclusive Ben of Our Cust
1055 Franklin Ave Ste 100
Garden City, New York 11530-2903


PBHG Global Technology & Communications Fund

Charles Schwab & Co Inc.                                        11.05%
Reinvest Account
Attn Mutual Fund Department
101 Montgomery Street
San Francisco, California 94104-4122

National Financial Services Corp                                15.60%
For the Exclusive Ben of Our Cust
1055 Franklin Ave Ste 100
Garden City, New York 11530-2903


             SCHEDULE 13 -- OUTSTANDING SHARES OF THE COMPANY AS OF
                                NOVEMBER 17, 2000


-------------------------------------------------------------------------------------------------------------------
          Name of Fund                                                   Number of Shares Outstanding
-------------------------------------------------------------------------------------------------------------------
PBHG Growth Fund
        PBHG Class                                                                 109,617,947.52
        Advisor Class                                                                2,544,266.99
-------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth Fund
        PBHG Class                                                                  30,808,211.32
-------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Fund
        PBHG Class                                                                  13,099,278.93
-------------------------------------------------------------------------------------------------------------------
PBHG Select Equity Fund
        PBHG Class                                                                  27,593,907.27
-------------------------------------------------------------------------------------------------------------------
PBHG Core Growth Fund
        PBHG Class                                                                   5,698,846.65
-------------------------------------------------------------------------------------------------------------------
PBHG Limited Fund
        PBHG Class                                                                   6,184,185.50
-------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20 Fund
        PBHG Class                                                                  27,309,378.03
-------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities Fund
        PBHG Class                                                                   1,915,534.88
-------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value Fund
        PBHG Class                                                                   7,279,937.80
-------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value Fund
        PBHG Class                                                                   8,697,997.04
-------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value Fund
        PBHG Class                                                                  10,685,366.57
-------------------------------------------------------------------------------------------------------------------
PBHG Focused Value Fund
        PBHG Class                                                                   2,756,927.92
-------------------------------------------------------------------------------------------------------------------
PBHG International Fund
        PBHG Class                                                                     791,873.67
-------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves Fund
        PBHG Class                                                                 883,104,295.57
-------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Fund
        PBHG Class                                                                  43,154,238.55
-------------------------------------------------------------------------------------------------------------------
PBHG Global Technology & Communications Fund
        PBHG Class                                                                   9,432,784.59
-------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company Fund
        PBHG Class                                                                   4,871,363.74
-------------------------------------------------------------------------------------------------------------------

                              The PBHG Funds, Inc.
                                PBHG Growth Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Growth Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  THIS ITEM IS NOT APPLICABLE.



    (k)  THIS ITEM IS NOT APPLICABLE.


    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Puts and Calls                  [   ]      [   ]      [   ]


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                            PBHG Emerging Growth Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Emerging Growth Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)      THIS ITEM IS NOT APPLICABLE.



4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                           PBHG Large Cap Growth Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Large Cap Growth Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. This item is not applicable.


    (a)  This item is not applicable.


    (b)  This item is not applicable.


    (c)  This item is not applicable.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  This item is not applicable.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Select Equity Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Select Equity Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]              [  ]

                              The PBHG Funds, Inc.
                              PBHG Core Growth Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Core Growth Fund, with Pilgrim Baxter & Associates, Ltd.

               FOR                       AGAINST           ABSTAIN
               [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST  ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.



4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

              FOR                       AGAINST           ABSTAIN
              [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                                PBHG Limited Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Limited Fund, with Pilgrim Baxter & Associates, Ltd.

              FOR                       AGAINST           ABSTAIN
              [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Large Cap 20 Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Large Cap 20 Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                           PBHG New Opportunities Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG New Opportunities Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  THIS ITEM IS NOT APPLICABLE.

    (j)  THIS ITEM IS NOT APPLICABLE.

    (k)  THIS ITEM IS NOT APPLICABLE.

    (l)  THIS ITEM IS NOT APPLICABLE.

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                             PBHG Mid-Cap Value Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
               INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Mid-Cap Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Mid-Cap Value Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.       FOR      AGAINST    ABSTAIN
                                                   [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                      [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior          [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                     [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                      [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate           [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities           [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End         [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral      [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose      [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases      [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                             [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                            PBHG Small Cap Value Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


   THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Small Cap Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Small Cap Value Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.        FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Focused Value Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Focused Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Focused Value Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.        FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  THIS ITEM IS NOT APPLICABLE.

    (j)  THIS ITEM IS NOT APPLICABLE.

    (k)  THIS ITEM IS NOT APPLICABLE.

    (l)  THIS ITEM IS NOT APPLICABLE.

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG International Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG International Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG International Fund with:

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  Murray Johnstone International Ltd.         FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]


3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                             PBHG Cash Reserves Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Cash Reserves Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Cash Reserves Fund with:

    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  Wellington Management Company, Ltd.         FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                      PBHG Technology & Communications Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Technology & Communications Fund, with Pilgrim Baxter & Associates, Ltd.

             FOR                       AGAINST           ABSTAIN
             [  ]                       [  ]               [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  THIS ITEM IS NOT APPLICABLE.

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                       [  ]               [  ]

                              The PBHG Funds, Inc.
                        PBHG Strategic Small Company Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Strategic Small Company Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Strategic Small Company Fund with:

    (a)  Pilgrim Baxter Value Investors, Inc.        FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                  PBHG Global Technology & Communications Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Global Technology & Communications Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2.  THIS ITEM IS NOT APPLICABLE.


    (a)  THIS ITEM IS NOT APPLICABLE.


    (b)  THIS ITEM IS NOT APPLICABLE.


    (c)  THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  THIS ITEM IS NOT APPLICABLE.

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  THIS ITEM IS NOT APPLICABLE.

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.


4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              The PBHG Funds, Inc.
                            PBHG Large Cap Value Fund
                                 1-800-433-0051

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2001

The undersigned hereby appoints Lee T. Cummings and John M. Zerr and each of them as proxies with full powers of substitution and revocation, to represent and to vote on behalf of the undersigned, all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Peninsula Hotel, Le Grande Salle Room, 700 Fifth Avenue, New York, New York on January 25, 2001, at 10:00 A.M. and any adjournments thereof (the "Meeting"). The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                           Note: Please sign exactly as your name appears on this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

                           DATE_____________________________
                               _____________________________
                               _____________________________

                           Signature(s) and Title(s), If Applicable


            THE BOARD OF DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE
              INDEPENDENT, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

You may also vote your shares through the Internet at WWW.PROXYVOTE.COM or by touch-tone phone by calling 1-800-690-6903.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

1. To approve the Investment Advisory Agreement between The PBHG Funds, Inc., on behalf of PBHG Large Cap Value Fund, with Pilgrim Baxter & Associates, Ltd.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]


2. To approve the Investment Sub-Advisory Agreement for the PBHG Large Cap Value Fund with:

    (a)      Pilgrim Baxter Value Investors, Inc.    FOR      AGAINST    ABSTAIN
                                                    [   ]      [   ]      [   ]

    (b)      THIS ITEM IS NOT APPLICABLE.


    (c)      THIS ITEM IS NOT APPLICABLE.



3. To approve the proposed changes to the Fund's fundamental investment restrictions.

    (a)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Issuer Diversification                       [   ]      [   ]      [   ]

    (b)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Borrowing Money and Issuing Senior           [   ]      [   ]      [   ]
    Securities

    (c)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Underwriting Securities                      [   ]      [   ]      [   ]

    (d)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Industry Concentration                       [   ]      [   ]      [   ]

    (e)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Real Estate            [   ]      [   ]      [   ]

    (f)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Purchasing or Selling Commodities            [   ]      [   ]      [   ]

    (g)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Loans                                 [   ]      [   ]      [   ]

    (h)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing all Assets in an Open End          [   ]      [   ]      [   ]
    Fund

    (i)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Oil, Gas or Other Mineral       [   ]      [   ]      [   ]
    Exploration or Development Programs

    (j)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Investing in Companies for the Purpose       [   ]      [   ]      [   ]
    of Control

    (k)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Making Short Sales or Margin Purchases       [   ]      [   ]      [   ]

    (l)  Change to Fundamental Restriction           FOR      AGAINST    ABSTAIN
    on Pledging Assets                              [   ]      [   ]      [   ]

    (m)  THIS ITEM IS NOT APPLICABLE.



4. To approve the Agreement and Plan of Reorganization and subsequent dissolution of the Maryland corporation.

                  FOR                       AGAINST           ABSTAIN
                  [  ]                        [  ]              [  ]

                              THE PBHG FUNDS, INC.
                      C/O PILGRIM BAXTER & ASSOCIATES, LTD.
                               825 DUPORTAIL ROAD
                                 WAYNE, PA 19087


                                               December 13, 2000

VIA EDGAR
---------


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street NW
Washington, DC 20549

             Re: The PBHG Funds, Inc. (Securities Act File No.2-99810) (Investment Company Act File No. 811-04391).
                   --------------------------------------------


Dear Ladies and Gentlemen:

         Filed herewith electronically via EDGAR are definitive proxy materials for The PBHG Funds, Inc., a registered open-end management investment company. Definitive proxy materials are expected to be mailed to shareholders on or about December 18, 2000. The Special Meeting of Shareholders to which the proxy materials relates is to be held on January 25, 2000.

         Please direct any questions or comments to these definitive proxy materials to the undersigned at (610) 578-1207.

                                               Sincerely,

                                           /S/ MEGHAN M. MAHON
                                               ---------------
                                               Meghan M. Mahon
                                               Counsel